Exhibit 99.3

Citizens Financial Group, Inc.

Financial Supplement

Third Quarter 2016

CONSOLIDATED FINANCIAL HIGHLIGHTS

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEP 30,
						3Q16 Change						2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16		3Q15		2016	2015	2015
						$	%	$	%			$	%
SELECTED OPERATING DATA
Total revenue	$1,380	$1,278	$1,234	$1,232	$1,209	$102	8%	$171	14%	$3,892	$3,592	$300	8%
Noninterest expense	867	827	811	810	798	40	5	69	9	2,505	2,449	56	2

Profit before provision for credit losses	513	451	423	422	411	62	14	102	25	1,387	1,143	244	21
Provision for credit losses	86	90	91	91	76	(4)	(4)	10	13	267	211	56	27
NET INCOME	297	243	223	221	220	54	22	77	35	763	619	144	23
Net income, adjusted[1]	278	243	223	221	220	35	14	58	26	744	650	94	14
Net income available to common stockholders	290	243	216	221	213	47	19	77	36	749	612	137	22
Net income available to common stockholders, adjusted[1]	271	243	216	221	213	28	12	58	27	730	643	87	14
PER COMMON SHARE DATA
Basic earnings	$0.56	$0.46	$0.41	$0.42	$0.40	$0.10	22%	$0.16	40%	$1.43	$1.14	$0.29	25%
Diluted earnings	0.56	0.46	0.41	0.42	0.40	0.10	22	0.16	40	1.42	1.13	0.29	26
Basic earnings, adjusted[1]	0.52	0.46	0.41	0.42	0.40	0.06	13	0.12	30	1.39	1.20	0.19	16
Diluted earnings, adjusted[1]	0.52	0.46	0.41	0.42	0.40	0.06	13	0.12	30	1.39	1.19	0.20	17
Cash dividends declared and paid per common share	0.12	0.12	0.10	0.10	0.10	—	—	0.02	20	0.34	0.30	0.04	13
Book value per common share	38.47	37.76	37.28	36.76	36.68	0.71	2	1.79	5	38.47	36.68	1.79	5
Tangible book value per common share	26.20	25.72	25.21	24.63	24.52	0.48	2	1.68	7	26.20	24.52	1.68	7
COMMON SHARES OUTSTANDING
Average: Basic	519,458,976	528,968,330	528,070,648	527,648,630	530,985,255	(9,509,354)	(2%)	(11,526,279)	(2%)	525,477,273	538,279,222	(12,801,949)	(2%)
Diluted	521,122,466	530,365,203	530,446,188	530,275,673	533,398,158	(9,242,737)	(2)	(12,275,692)	(2)	527,261,384	540,926,361	(13,664,977)	(3)
Common shares at period-end	518,148,345	529,094,976	528,933,727	527,774,428	527,636,510	(10,946,631)	(2)	(9,488,165)	(2)	518,148,345	527,636,510	(9,488,165)	(2)
Closing share price	$24.71	$19.98	$20.95	$26.19	$23.86	$4.73	24	$0.85	4	$24.71	$23.86	$0.85	4
Market capitalization	12,803	10,571	11,081	13,822	12,589	2,232	21	214	2	12,803	12,589	214	2
SEGMENT NET INCOME
Consumer Banking	$92	$90	$71	$67	$68	$2	2%	$24	35%	$253	$195	$58	30%
Commercial Banking	162	164	133	152	145	(2)	(1)	17	12	459	427	32	7
Other	43	(11)	19	2	7	54	NM	36	NM	51	(3)	54	NM

NET INCOME	$297	$243	$223	$221	$220	$54	22%	$77	35%	$763	$619	$144	23%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.

CONSOLIDATED FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions, except ratio and headcount data)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEP 30,
						3Q16 Change								2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16			3Q15			2016	2015	2015
						$/bps		%	$/bps		%			$/bps		%
FINANCIAL RATIOS
Net interest margin	2.84%	2.84%	2.86%	2.77%	2.76%	—	bps		8	bps		2.85%	2.75%	10	bps
Return on average common equity	5.82	4.94	4.45	4.51	4.40	88	bps		142	bps		5.08	4.23	85	bps
Return on average common equity, adjusted[1]	5.44	4.94	4.45	4.51	4.40	50	bps		104	bps		4.95	4.45	50	bps
Return on average tangible common equity	8.58	7.30	6.61	6.75	6.60	128	bps		198	bps		7.51	6.34	117	bps
Return on average tangible common equity, adjusted[1]	8.02	7.30	6.61	6.75	6.60	72	bps		142	bps		7.32	6.67	65	bps
Return on average total assets	0.82	0.69	0.65	0.64	0.65	13	bps		17	bps		0.72	0.62	10	bps
Return on average total assets, adjusted[1]	0.77	0.69	0.65	0.64	0.65	8	bps		12	bps		0.70	0.65	5	bps
Return on average total tangible assets	0.86	0.72	0.68	0.67	0.68	14	bps		18	bps		0.75	0.65	10	bps
Return on average total tangible assets, adjusted[1]	0.80	0.72	0.68	0.67	0.68	8	bps		12	bps		0.73	0.68	5	bps
Effective income tax rate	30.46	32.61	32.87	33.45	34.12	(215	) bps		(366	) bps		31.87	33.54	(167	) bps
Efficiency ratio	62.88	64.71	65.66	65.76	66.02	(183	) bps		(314	) bps		64.36	68.17	(381	) bps
Efficiency ratio, adjusted[1]	63.31	64.71	65.66	65.76	66.02	(140	) bps		(271	) bps		64.54	66.78	(224	) bps
CAPITAL RATIOS - PERIOD END (PRELIMINARY)[2]
CET1 capital ratio	11.3%	11.5%	11.6%	11.7%	11.8%
Tier 1 capital ratio	11.5	11.7	11.9	12.0	12.0
Total capital ratio	14.2	14.9	15.1	15.3	15.4
Tier 1 leverage ratio	10.1	10.3	10.4	10.5	10.4
SELECTED BALANCE SHEET DATA (PERIOD END)
Total assets	$147,015	$145,183	$140,077	$138,208	$135,447	$1,832		1%	$11,568		9%	$147,015	$135,447	$11,568		9%
Loans and leases:
Commercial	50,389	49,557	47,972	46,214	45,269	832		2	5,120		11	50,389	45,269	5,120		11
Retail	55,078	53,994	53,019	52,828	52,162	1,084		2	2,916		6	55,078	52,162	2,916		6

Total loans and leases	105,467	103,551	100,991	99,042	97,431	1,916		2	8,036		8	105,467	97,431	8,036		8
Deposits	$108,327	$106,257	$102,606	$102,539	$101,866	$2,070		2	$6,461		6	$108,327	$101,866	$6,461		6
Long-term borrowed funds	11,902	11,810	10,035	9,886	4,153	92		1	7,749		187	11,902	4,153	7,749		187
Total stockholders’ equity	20,181	20,226	19,965	19,646	19,600	(45)		—	581		3	20,181	19,600	581		3
Loans-to-deposits ratio (period-end balances)[3]	97.85%	98.25%	99.16%	96.94%	96.06%	(40	) bps		179	bps		97.85%	96.06%	179	bps
Loans-to-deposits ratio (average balances)[3]	98.06	99.52	98.66	97.21	96.29	(146	) bps		177	bps		98.74	97.43	131	bps
Full-time equivalent colleagues	17,625	17,828	17,902	17,714	17,817	(203)		(1%)	(192)		(1%)	17,625	17,817	(192)		(1%)

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.
[2]	Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the Basel III standardized transitional approach.
[3]	Ratios include loans and leases held for sale.

CONSOLIDATED STATEMENTS OF OPERATIONS (unaudited)

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q16 Change						2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16		3Q15		2016	2015	2015
						$	%	$	%			$	%
INTEREST INCOME:
Interest and fees on loans and leases	$926	$896	$868	$830	$812	$30	3%	$114	14%	$2,690	$2,381	$309	13%
Interest and fees on loans held for sale	4	3	3	2	3	1	33	1	33	10	8	2	25
Interest and fees on other loans held for sale	1	4	1	—	3	(3)	(75)	(2)	(67)	6	7	(1)	(14)
Investment securities	146	141	145	153	154	5	4	(8)	(5)	432	468	(36)	(8)
Interest-bearing deposits in banks	2	2	2	1	2	—	—	—	—	6	4	2	50

Total interest income	1,079	1,046	1,019	986	974	33	3	105	11	3,144	2,868	276	10

INTEREST EXPENSE:
Deposits	71	63	60	60	65	8	13	6	9	194	177	17	10
Federal funds purchased and securities sold under agreements to repurchase	1	—	1	3	4	1	100	(3)	(75)	2	13	(11)	(85)
Other short-term borrowed funds	10	12	11	16	17	(2)	(17)	(7)	(41)	33	51	(18)	(35)
Long-term borrowed funds	52	48	43	37	32	4	8	20	63	143	95	48	51

Total interest expense	134	123	115	116	118	11	9	16	14	372	336	36	11

Net interest income	945	923	904	870	856	22	2	89	10	2,772	2,532	240	9

NONINTEREST INCOME:
Service charges and fees	152	150	144	156	145	2	1	7	5	446	419	27	6
Card fees	52	51	50	60	60	1	2	(8)	(13)	153	172	(19)	(11)
Trust and investment services fees	37	38	37	39	41	(1)	(3)	(4)	(10)	112	118	(6)	(5)
Capital markets fees	34	35	22	15	21	(1)	(3)	13	62	91	73	10	12
Foreign exchange and letter of credit fees	23	21	21	23	22	2	10	1	5	65	67	(8)	(11)
Mortgage banking fees	33	25	18	20	18	8	32	15	83	76	81	9	13
Bank-owned life insurance income	14	13	13	16	14	1	8	—	—	40	40	—	—
Securities gains, net	—	4	9	10	2	(4)	(100)	(2)	(100)	13	19	(6)	(32)
Other income	90	18	16	23	30	72	NM	60	200	124	71	53	75

Total noninterest income	435	355	330	362	353	80	23	82	23	1,120	1,060	60	6

TOTAL REVENUE	1,380	1,278	1,234	1,232	1,209	102	8	171	14	3,892	3,592	300	8
Provision for credit losses	86	90	91	91	76	(4)	(4)	10	13	267	211	56	27
NONINTEREST EXPENSE:
Salaries and employee benefits	432	432	425	402	404	—	—	28	7	1,289	1,234	55	4
Outside services	102	86	91	104	89	16	19	13	15	279	267	12	4
Occupancy	78	76	76	74	75	2	3	3	4	230	245	(15)	(6)
Equipment expense	65	64	65	67	62	1	2	3	5	194	190	4	2
Amortization of software	46	41	39	38	35	5	12	11	31	126	108	18	17
Other operating expense	144	128	115	125	133	16	13	11	8	387	405	(18)	(4)

Total noninterest expense	867	827	811	810	798	40	5	69	9	2,505	2,449	56	2

Income before income tax expense	427	361	332	331	335	66	18	92	27	1,120	932	188	20
Income tax expense	130	118	109	110	115	12	10	15	13	357	313	44	14

NET INCOME	$297	$243	$223	$221	$220	$54	22%	$77	35%	$763	$619	$144	23%

Net income, adjusted[1]	$278	$243	$223	$221	$220	$35	14%	$58	26%	$744	$650	$94	14%

Net income available to common stockholders	$290	$243	$216	$221	$213	$47	19%	$77	36%	$749	$612	$137	22%

Net income available to common stockholders, adjusted[1]	$271	$243	$216	$221	$213	$28	12%	$58	27%	$730	$643	$87	14%

[1]	These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36

CONSOLIDATED BALANCE SHEETS (unaudited)

(dollars in millions)

PERIOD END BALANCES	AS OF					SEPT 30, 2016 CHANGE
	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2016		Sept 30, 2015
						$	%	$	%
ASSETS:
Cash and due from banks	$915	$976	$839	$1,099	$1,067	($61)	(6%)	($152)	(14%)
Interest-bearing cash and due from banks	2,000	2,679	1,016	1,986	689	(679)	(25)	1,311	190
Interest-bearing deposits in banks	720	727	534	356	363	(7)	(1)	357	98
Securities available for sale, at fair value	19,425	18,479	17,964	17,884	18,197	946	5	1,228	7
Securities held to maturity	5,289	4,973	5,129	5,258	5,285	316	6	4	—
Other investment securities, at fair value	113	73	68	70	50	40	55	63	126
Other investment securities, at cost	877	873	896	863	822	4	—	55	7
Loans held for sale, at fair value	526	478	365	325	369	48	10	157	43
Other loans held for sale	—	372	386	40	51	(372)	(100)	(51)	(100)
Loans and leases	105,467	103,551	100,991	99,042	97,431	1,916	2	8,036	8
Less: Allowance for loan and lease losses	(1,240)	(1,246)	(1,224)	(1,216)	(1,201)	6	—	(39)	3

Net loans and leases	104,227	102,305	99,767	97,826	96,230	1,922	2	7,997	8
Derivative assets	1,102	1,312	1,068	625	838	(210)	(16)	264	32
Premises and equipment	540	551	570	595	560	(11)	(2)	(20)	(4)
Bank-owned life insurance	1,600	1,587	1,576	1,564	1,553	13	1	47	2
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—
Due from broker	—	132	161	—	—	(132)	(100)	—	—
Other assets	2,805	2,790	2,862	2,841	2,497	15	1	308	12

TOTAL ASSETS	$147,015	$145,183	$140,077	$138,208	$135,447	$1,832	1%	$11,568	9%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Deposits:
Noninterest-bearing	$27,292	$27,108	$27,186	$27,649	$27,373	$184	1%	($81)	—%
Interest-bearing	81,035	79,149	75,420	74,890	74,493	1,886	2	6,542	9

Total deposits	108,327	106,257	102,606	102,539	101,866	2,070	2	6,461	6
Federal funds purchased and securities sold under agreements to repurchase	900	717	714	802	1,293	183	26	(393)	(30)
Other short-term borrowed funds	2,512	2,770	3,300	2,630	5,861	(258)	(9)	(3,349)	(57)
Derivative liabilities	840	1,010	832	485	641	(170)	(17)	199	31
Deferred taxes, net	994	961	852	730	637	33	3	357	56
Long-term borrowed funds	11,902	11,810	10,035	9,886	4,153	92	1	7,749	187
Due to broker	—	86	276	—	—	(86)	(100)	—	—
Other liabilities	1,359	1,346	1,497	1,490	1,396	13	1	(37)	(3)

TOTAL LIABILITIES	126,834	124,957	120,112	118,562	115,847	1,877	2	10,987	9
STOCKHOLDERS’ EQUITY:
Preferred stock:
$25.00 par value, 100,000,000 shares authorized	247	247	247	247	247	—	—	—	—
Common stock:
$0.01 par value, 1,000,000,000 shares authorized for each of the periods presented	6	6	6	6	6	—	—	—	—
Additional paid-in capital	18,740	18,735	18,730	18,725	18,718	5	—	22	—
Retained earnings	2,483	2,255	2,076	1,913	1,745	163	7	628	36
Treasury stock, at cost	(1,108)	(858)	(858)	(858)	(857)	(250)	29	(251)	29
Accumulated other comprehensive loss	(187)	(159)	(236)	(387)	(259)	(28)	18	72	(28)

TOTAL STOCKHOLDERS’ EQUITY	20,181	20,226	19,965	19,646	19,600	(45)	—	581	3

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$147,015	$145,183	$140,077	$138,208	$135,447	$1,832	1%	$11,568	9%

Memo: Total tangible common equity	$13,576	$13,608	$13,333	$13,000	$12,939	($32)	—%	$637	5%

LOANS AND DEPOSITS

(dollars in millions)

PERIOD END BALANCES	AS OF					SEPT 30, 2016 CHANGE
	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2016		Sept 30, 2015
						$	%	$	%
LOANS AND LEASES:
Commercial	$36,449	$35,927	$34,671	$33,264	$32,726	$522	1%	$3,723	11%
Commercial real estate	10,152	9,825	9,406	8,971	8,678	327	3	1,474	17
Leases	3,788	3,805	3,895	3,979	3,865	(17)	—	(77)	(2)

Total commercial	50,389	49,557	47,972	46,214	45,269	832	2	5,120	11

Residential mortgages	14,602	13,855	13,345	13,318	12,792	747	5	1,810	14
Home equity loans	2,027	2,177	2,313	2,557	2,842	(150)	(7)	(815)	(29)
Home equity lines of credit	14,271	14,418	14,526	14,674	14,707	(147)	(1)	(436)	(3)
Home equity loans serviced by others[1]	796	860	930	986	1,054	(64)	(7)	(258)	(24)
Home equity lines of credit serviced by others[1]	238	273	339	389	441	(35)	(13)	(203)	(46)
Automobile	14,063	14,075	13,847	13,828	13,876	(12)	—	187	1
Student	5,997	5,516	5,006	4,359	3,846	481	9	2,151	56
Credit card	1,644	1,613	1,581	1,634	1,628	31	2	16	1
Other retail	1,440	1,207	1,132	1,083	976	233	19	464	48

Total retail	55,078	53,994	53,019	52,828	52,162	1,084	2	2,916	6

Total loans and leases	$105,467	$103,551	$100,991	$99,042	$97,431	$1,916	2%	$8,036	8%

Loans held for sale	$526	$478	$365	$325	$369	$48	10%	$157	43%
Other loans held for sale[2]	—	372	386	40	51	(372)	(100)	(51)	(100)

Loans and loans held for sale	$105,993	$104,401	$101,742	$99,407	$97,851	$1,592	2%	$8,142	8%

DEPOSITS:
Demand	$27,292	$27,108	$27,186	$27,649	$27,373	$184	1%	($81)	—%
Checking with interest	20,573	19,838	18,706	17,921	18,350	735	4	2,223	12
Regular savings	8,797	8,841	8,748	8,218	8,011	(44)	—	786	10
Money market accounts	38,258	37,503	35,513	36,727	35,539	755	2	2,719	8
Term deposits	13,407	12,967	12,453	12,024	12,593	440	3	814	6

Total deposits	$108,327	$106,257	$102,606	$102,539	$101,866	$2,070	2	$6,461	6

[1]	Our Serviced by Others (“SBO”) portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	During the third quarter of 2016 we sold a $310 million TDR loan portfolio, which was previously reported in other loans held for sale.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS

(dollars in millions)

AVERAGE BALANCES	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q16 Change						2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16		3Q15		2016	2015	2015
						$	%	$	%			$	%
ASSETS:
Interest-bearing cash and due from banks and deposits in banks	$2,121	$1,948	$1,675	$1,526	$1,322	$173	9%	$799	60%	$1,915	$1,820	$95	5%

Taxable investment securities	24,961	24,050	23,864	24,129	24,440	911	4	521	2	24,294	24,824	(530)	(2)
Non-taxable investment securities	8	9	9	9	9	(1)	(11)	(1)	(11)	9	10	(1)	(10)

Total investment securities	24,969	24,059	23,873	24,138	24,449	910	4	520	2	24,303	24,834	(531)	(2)

Investment securities and interest-bearing deposits	27,090	26,007	25,548	25,664	25,771	1,083	4	1,319	5	26,218	26,654	(436)	(2)

Commercial	35,986	35,622	34,018	33,080	32,832	364	1	3,154	10	35,212	32,536	2,676	8
Commercial real estate	9,905	9,649	9,108	8,855	8,406	256	3	1,499	18	9,555	8,020	1,535	19
Leases	3,813	3,863	3,917	3,884	3,936	(50)	(1)	(123)	(3)	3,864	3,909	(45)	(1)

Total commercial	49,704	49,134	47,043	45,819	45,174	570	1	4,530	10	48,631	44,465	4,166	9

Residential mortgages	14,155	13,491	13,465	13,030	12,470	664	5	1,685	14	13,705	12,104	1,601	13
Home equity loans	2,088	2,231	2,471	2,751	2,928	(143)	(6)	(840)	(29)	2,263	3,117	(854)	(27)
Home equity lines of credit	14,314	14,477	14,632	14,659	14,813	(163)	(1)	(499)	(3)	14,474	15,059	(585)	(4)
Home equity loans serviced by others[1]	837	899	958	1,017	1,086	(62)	(7)	(249)	(23)	898	1,151	(253)	(22)
Home equity lines of credit serviced by others[1]	256	299	340	375	425	(43)	(14)	(169)	(40)	298	479	(181)	(38)
Automobile	14,053	13,972	13,792	13,824	13,810	81	1	243	2	13,940	13,412	528	4
Student	5,750	5,407	4,852	4,052	3,530	343	6	2,220	63	5,338	3,064	2,274	74
Credit cards	1,623	1,600	1,601	1,625	1,616	23	1	7	—	1,608	1,620	(12)	(1)
Other retail	1,256	1,167	1,108	1,047	939	89	8	317	34	1,177	988	189	19

Total retail	54,332	53,543	53,219	52,380	51,617	789	1	2,715	5	53,701	50,994	2,707	5

Total loans and leases	104,036	102,677	100,262	98,199	96,791	1,359	1	7,245	7	102,332	95,459	6,873	7
Loans held for sale, at fair value	474	368	306	325	327	106	29	147	45	383	293	90	31
Other loans held for sale[3]	69	440	49	13	128	(371)	(84)	(59)	(46)	185	122	63	52

Interest-earning assets	131,669	129,492	126,165	124,201	123,017	2,177	2	8,652	7	129,118	122,528	6,590	5
Allowance for loan and lease losses	(1,243)	(1,219)	(1,212)	(1,196)	(1,197)	(24)	(2)	(46)	(4)	(1,225)	(1,196)	(29)	(2)
Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Other noninterest-earning assets	7,097	7,030	6,951	6,417	6,407	67	1	690	11	7,026	6,447	579	9

Total noninterest-earning assets	12,730	12,687	12,615	12,097	12,086	43	—	644	5	12,677	12,127	550	5

TOTAL ASSETS	$144,399	$142,179	$138,780	$136,298	$135,103	$2,220	2%	$9,296	7%	$141,795	$134,655	$7,140	5%

LIABILITIES AND STOCKHOLDERS’ EQUITY:
LIABILITIES:
Checking with interest	$19,997	$19,003	$17,993	$17,117	$16,934	$994	5%	$3,063	18%	$19,001	$16,515	$2,486	15%
Money market and savings	46,376	44,949	44,619	44,575	44,572	1,427	3	1,804	4	45,319	43,082	2,237	5
Term deposits	12,806	12,581	12,199	12,201	12,730	225	2	76	1	12,530	12,498	32	—

Total interest-bearing deposits	79,179	76,533	74,811	73,893	74,236	2,646	3	4,943	7	76,850	72,095	4,755	7
Federal funds purchased and securities sold under agreements to repurchase[2]	910	974	881	1,635	2,880	(64)	(7)	(1,970)	(68)	922	3,947	(3,025)	(77)
Other short-term borrowed funds	2,564	3,743	3,098	4,964	5,062	(1,179)	(31)	(2,498)	(49)	3,133	6,169	(3,036)	(49)
Long-term borrowed funds	10,905	10,321	9,894	6,004	4,059	584	6	6,846	169	10,375	3,964	6,411	162

Total borrowed funds	14,379	15,038	13,873	12,603	12,001	(659)	(4)	2,378	20	14,430	14,080	350	2

Total interest-bearing liabilities	93,558	91,571	88,684	86,496	86,237	1,987	2	7,321	8	91,280	86,175	5,105	6
Total demand deposits	27,467	27,448	27,170	27,475	26,754	19	—	713	3	27,362	26,313	1,049	4
Other liabilities	3,317	3,145	3,112	2,721	2,604	172	5	713	27	3,191	2,654	537	20

TOTAL LIABILITIES	124,342	122,164	118,966	116,692	115,595	2,178	2	8,747	8	121,833	115,142	6,691	6

STOCKHOLDERS’ EQUITY	20,057	20,015	19,814	19,606	19,508	42	—	549	3	19,962	19,513	449	2

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$144,399	$142,179	$138,780	$136,298	$135,103	$2,220	2%	$9,296	7%	$141,795	$134,655	$7,140	5%

Memo: Total average tangible common equity	$13,442	$13,386	$13,169	$12,948	$12,834	$56	—%	$608	5%	$13,332	$13,332	$423	3%

Total deposits (interest-bearing and demand)	$106,646	$103,981	$101,981	$101,368	$100,990	$2,665	3%	$5,656	6%	$104,212	$98,408	$5,804	6%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.
[3]	During the first half of 2016, certain troubled debt restructured loans were transferred from loans and leases to other loans held for sale. The average balances of troubled debt restructured loans held in other loans held for sale was $63 million and $140 million during the three and nine months ended September 30, 2016, respectively.

AVERAGE BALANCE SHEETS AND ANNUALIZED YIELDS, CONTINUED

(dollars in millions, except rates)

	QUARTERLY TRENDS										FOR THE NINE MONTHS ENDED SEPT 30,
AVERAGE ANNUALIZED YIELDS & RATES	3Q16		2Q16		1Q16		4Q15		3Q15		2016		2015
	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense	Rate	Income/ Expense
INTEREST-EARNING ASSETS:
Interest-bearing deposits in banks	0.41%	$2	0.39%	$2	0.42%	$2	0.41%	$1	0.44%	$2	0.40%	$6	0.26%	$4

Taxable investment securities	2.34	146	2.35	141	2.43	145	2.52	153	2.52	154	2.37	432	2.52	468
Non-taxable investment securities	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—	2.60	—

Total investment securities	2.34	146	2.35	141	2.43	145	2.52	153	2.52	154	2.37	432	2.52	468

Investment securities and interest-bearing deposits		148		143		147		154		156		438		472

Commercial	3.14	290	3.09	278	3.08	264	2.92	247	2.89	243	3.10	832	2.85	704
Commercial real estate	2.82	71	2.74	67	2.69	62	2.49	56	2.50	54	2.75	200	2.54	155
Leases	2.43	23	2.45	24	2.44	24	2.44	23	2.45	24	2.44	71	2.51	74

Total commercial	3.02	384	2.97	369	2.95	350	2.80	326	2.78	321	2.98	1,103	2.77	933

Residential mortgages	3.59	127	3.61	122	3.76	126	3.77	123	3.76	117	3.65	375	3.77	342
Home equity loans	5.75	30	5.64	31	5.51	34	5.30	37	5.32	40	5.63	95	5.41	126
Home equity lines of credit	3.20	115	3.18	115	3.11	113	2.95	109	2.97	111	3.16	343	2.95	332
Home equity loans serviced by others[1]	7.24	16	7.11	16	6.94	17	6.94	17	6.93	19	7.09	49	6.94	60
Home equity lines of credit serviced by others[1]	2.47	2	2.02	1	2.19	2	2.40	2	2.30	3	2.21	5	2.45	9
Automobile	2.96	104	2.95	103	2.83	97	2.80	98	2.75	95	2.91	304	2.73	274
Student	5.10	73	5.07	69	5.02	60	4.97	51	5.01	45	5.06	202	5.09	116
Credit cards	11.24	46	11.18	44	11.29	45	10.91	45	10.95	44	11.24	135	10.99	133
Other retail	9.39	29	8.94	26	8.66	24	8.08	22	7.72	17	9.01	79	7.64	56

Total retail	3.98	542	3.95	527	3.91	518	3.82	504	3.79	491	3.95	1,587	3.80	1,448

Total loans and leases	3.52	926	3.48	896	3.46	868	3.34	830	3.32	812	3.49	2,690	3.32	2,381
Loans held for sale	3.35	4	3.41	3	3.70	3	3.44	2	3.69	3	3.46	10	3.48	8
Other loans held for sale	6.41	1	4.00	4	6.64	1	5.93	—	6.96	3	4.53	6	7.27	7

Total interest-earning assets	3.25	1,079	3.22	1,046	3.23	1,019	3.15	986	3.13	974	3.23	3,144	3.11	2,868
INTEREST-BEARING LIABILITIES:
Checking with interest	0.20	$9	0.16	$8	0.14	$7	0.11	5	0.12	5	0.17	24	0.11	14
Money market and savings	0.31	37	0.29	32	0.26	29	0.27	30	0.29	33	0.29	98	0.27	87
Term deposits	0.76	25	0.74	23	0.80	24	0.84	25	0.84	27	0.77	72	0.81	76

Total interest-bearing deposits	0.36	71	0.33	63	0.32	60	0.33	60	0.34	65	0.34	194	0.33	177
Federal funds purchased and securities sold under agreements to repurchase[2]	0.24	1	0.19	—	0.23	1	0.64	3	0.52	4	0.22	2	0.44	13
Other short-term borrowed funds	1.54	10	1.25	12	1.40	11	1.26	16	1.32	17	1.38	33	1.09	51
Long-term borrowed funds	1.89	52	1.87	48	1.75	43	2.44	37	3.16	32	1.84	143	3.21	95

Total borrowed funds	1.72	63	1.60	60	1.58	55	1.74	56	1.75	53	1.63	178	1.50	159

Total interest-bearing liabilities	0.57	134	0.54	123	0.52	115	0.53	116	0.54	118	0.54	372	0.52	336
INTEREST RATE SPREAD	2.68%		2.68%		2.71%		2.62%		2.59%		2.69%		2.59%
NET INTEREST MARGIN	2.84		2.84		2.86		2.77		2.76		2.85		2.75
Memo Total deposits costs	0.27	71	0.24	63	0.24	60	0.24	60	0.25	65	0.25	194	0.24	177

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.
[2]	Balances are net of certain short-term receivables associated with reverse repurchase agreements; interest expense includes the full cost of the repurchase agreements and certain hedging costs.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING

(dollars in millions, except ratios)

	THIRD QUARTER 2016				SECOND QUARTER 2016				CHANGE
									3Q16 from 2Q16
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$621	$327	($3)	$945	$602	$314	$7	$923	$22		2%
Noninterest income	229	123	83	435	219	122	14	355	80		23

Total revenue	850	450	80	1,380	821	436	21	1,278	102		8
Noninterest expense	650	181	36	867	632	186	9	827	40		5

Profit before provision for credit losses	200	269	44	513	189	250	12	451	62		14
Provision for credit losses	57	19	10	86	49	(1)	42	90	(4)		(4)

Income (loss) before income tax expense (benefit)	143	250	34	427	140	251	(30)	361	66		18
Income tax expense (benefit)	51	88	(9)	130	50	87	(19)	118	12		10

Net income (loss)	$92	$162	$43	$297	$90	$164	($11)	$243	$54		22%

Average Balances
Total assets	$56,689	$47,902	$39,808	$144,399	$55,660	$47,388	$39,131	$142,179	$2,220		2%
Total loans and leases[2]	55,376	46,611	2,592	104,579	54,353	46,073	3,059	103,485	1,094		1
Deposits	72,141	27,847	6,658	106,646	71,863	25,113	7,005	103,981	2,665		3
Interest-earning assets	55,423	46,666	29,580	131,669	54,400	46,170	28,922	129,492	2,177		2
Key Metrics
Net interest margin	4.46%	2.79%	NM	2.84%	4.45%	2.74%	NM	2.84%	—	bps
Efficiency ratio	76.46	40.21	NM	62.88	76.98	42.88	NM	64.71	(183	) bps
Loans-to-deposits ratio (average balances)	76.76	167.38	NM	98.06	98.06	183.46	NM	99.52	(146	) bps
Return on average total tangible assets	0.64	4.35	NM	0.86	0.86	1.39	NM	0.72	14	bps
Return on average tangible common equity[3]	7.04	12.50	NM	8.58	8.58	13.04	NM	7.30	128	bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, (CONTINUED)

(dollars in millions, except ratios)

	THIRD QUARTER 2016				THIRD QUARTER 2015				CHANGE
									3Q16 from 3Q15
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$621	$327	($3)	$945	$556	$299	$1	$856	$89		10%
Noninterest income	229	123	83	435	235	100	18	353	82		23

Total revenue	850	450	80	1,380	791	399	19	1,209	171		14
Noninterest expense	650	181	36	867	623	175	—	798	69		9

Profit before provision for credit losses	200	269	44	513	168	224	19	411	102		25
Provision for credit losses	57	19	10	86	64	3	9	76	10		13

Income (loss) before income tax expense (benefit)	143	250	34	427	104	221	10	335	92		27
Income tax expense (benefit)	51	88	(9)	130	36	76	3	115	15		13

Net income (loss)	$92	$162	$43	$297	$68	$145	$7	$220	$77		35%

Average Balances
Total assets	$56,689	$47,902	$39,808	$144,399	$53,206	$43,113	$38,784	$135,103	$9,296		7%
Total loans and leases[2]	55,376	46,611	2,592	104,579	51,886	41,993	3,367	97,246	7,333		8
Deposits	72,141	27,847	6,658	106,646	70,527	24,604	5,859	100,990	5,656		6
Interest-earning assets	55,423	46,666	29,580	131,669	51,928	42,070	29,019	123,017	8,652		7
Key Metrics
Net interest margin	4.46%	2.79%	NM	2.84%	4.25%	2.81%	NM	2.76%	8	bps
Efficiency ratio	76.46	40.21	NM	62.88	78.72	43.75	NM	66.02	(314	) bps
Loans-to-deposits ratio (average balances)	76.76	167.38	NM	98.06	73.57	170.68	NM	96.29	177	bps
Return on average total tangible assets	0.64	4.35	NM	0.86	0.51	1.34	NM	0.68	18	bps
Return on average tangible common equity[3]	7.04	12.50	NM	8.58	5.67	12.24	NM	6.60	198	bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATING, (CONTINUED)

(dollars in millions, except ratios)

	NINE MONTHS ENDED SEPT 30, 2016				NINE MONTHS ENDED SEPT 30, 2015				CHANGE
									2016 from 2015
	Consumer Banking	Commercial Banking	Other[1]	Consolidated	Consumer Banking	Commercial Banking	Other[1]	Consolidated	$/bps		%
Net interest income	$1,804	$941	$27	$2,772	$1,633	$861	$38	$2,532	$240		9%
Noninterest income	656	344	120	1,120	684	308	68	1,060	60		6

Total revenue	2,460	1,285	147	3,892	2,317	1,169	106	3,592	300		8
Noninterest expense	1,898	554	53	2,505	1,832	529	88	2,449	56		2

Profit before provision for credit losses	562	731	94	1,387	485	640	18	1,143	244		21
Provision for credit losses	169	27	71	267	187	(11)	35	211	56		27

Income (loss) before income tax expense (benefit)	393	704	23	1,120	298	651	(17)	932	188		20
Income tax expense (benefit)	140	245	(28)	357	103	224	(14)	313	44		14

Net income (loss)	$253	$459	$51	$763	$195	$427	($3)	$619	$144		23%

Average Balances
Total assets	$55,825	$46,869	$39,101	$141,795	$52,438	$42,451	$39,766	$134,655	$7,140		5%
Total loans and leases[2]	54,494	45,532	2,874	102,900	51,062	41,240	3,572	95,874	7,026		7
Deposits	71,627	25,938	6,647	104,212	69,347	23,094	5,967	98,408	5,804		6
Interest-earning assets	54,542	45,611	28,965	129,118	51,100	41,323	30,105	122,528	6,590		5
Key Metrics
Net interest margin	4.42%	2.76%	NM	2.85%	4.27%	2.78%	NM	2.75%	10	bps
Efficiency ratio	77.15	43.15	NM	64.36	79.07	45.26	NM	68.17	(381	) bps
Loans-to-deposits ratio (average balances)	76.08	175.54	NM	98.74	73.63	178.58	NM	97.43	131	bps
Return on average total tangible assets	0.60	1.31	NM	0.75	0.50	1.35	NM	0.65	10	bps
Return on average tangible common equity[3]	6.58	12.27	NM	7.51	5.55	12.35	NM	6.34	117	bps

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.
[2]	Includes loans and leases held for sale.
[3]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - CONSUMER BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
CONSUMER BANKING						3Q16 Change								2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16			3Q15			2016	2015	2015
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$621	$602	$581	$565	$556	$19		3%	$65		12%	$1,804	$1,633	$171		10%
Noninterest income	229	219	208	226	235	10		5	(6)		(3)	656	684	(28)		(4)

Total revenue	850	821	789	791	791	29		4	59		7	2,460	2,317	143		6
Noninterest expense	650	632	616	624	623	18		3	27		4	1,898	1,832	66		4

Profit before provision for credit losses	200	189	173	167	168	11		6	32		19	562	485	77		16
Provision for credit losses	57	49	63	65	64	8		16	(7)		(11)	169	187	(18)		(10)

Income (loss) before income tax expense (benefit)	143	140	110	102	104	3		2	39		38	393	298	95		32
Income tax expense (benefit)	51	50	39	35	36	1		2	15		42	140	103	37		36

Net income (loss)	$92	$90	$71	$67	$68	$2		2%	$24		35%	$253	$195	$58		30%

Average Balances
Total assets	$56,689	$55,660	$55,116	$54,065	$53,206	$1,029		2%	$3,483		7%	$55,825	$52,438	$3,387		6%
Total loans and leases[1]	55,376	54,353	53,744	52,737	51,886	1,023		2	3,490		7	54,494	51,062	3,432		7
Deposits	72,141	71,863	70,871	70,939	70,527	278		—	1,614		2	71,627	69,347	2,280		3
Interest-earning assets	55,423	54,400	53,793	52,785	51,928	1,023		2	3,495		7	54,542	51,100	3,442		7
Key Metrics
Net interest margin	4.46%	4.45%	4.35%	4.25%	4.25%	1	bps		21	bps		4.42%	4.27%	15	bps
Efficiency ratio	76.46	76.98	78.08	78.85	78.72	(52	) bps		(226	) bps		77.15	79.07	(192	) bps
Loans-to-deposits ratio (average balances)	76.76	75.63	75.83	74.34	73.57	113	bps		319	bps		76.08	73.63	245	bps
Return on average total tangible assets	0.64	0.65	0.52	0.49	0.51	(1	) bps		13	bps		0.60	0.50	10	bps
Return on average tangible common equity[2]	7.04	7.09	5.59	5.50	5.67	(5	) bps		137	bps		6.58	5.55	103	bps

[1]	Includes loans and leases held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - COMMERCIAL BANKING

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
COMMERCIAL BANKING						3Q16 Change								2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16			3Q15			2016	2015	2015
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$327	$314	$300	$301	$299	$13		4%	$28		9%	$941	$861	$80		9%
Noninterest income	123	122	99	107	100	1		1	23		23	344	308	36		12

Total revenue	450	436	399	408	399	14		3	51		13	1,285	1,169	116		10
Noninterest expense	181	186	187	180	175	(5)		(3)	6		3	554	529	25		5

Profit before provision for credit losses	269	250	212	228	224	19		8	45		20	731	640	91		14
Provision for credit losses	19	(1)	9	(2)	3	20		NM	16		NM	27	(11)	38		NM

Income (loss) before income tax expense (benefit)	250	251	203	230	221	(1)		—	29		13	704	651	53		8
Income tax expense (benefit)	88	87	70	78	76	1		1	12		16	245	224	21		9

Net income (loss)	$162	$164	$133	$152	$145	($2)		(1%)	$17		12%	$459	$427	$32		7%

Average Balances
Total assets	$47,902	$47,388	$45,304	$43,835	$43,113	$514		1%	$4,789		11%	$46,869	$42,451	$4,418		10%
Total loans and leases[1]	46,611	46,073	43,899	42,642	41,993	538		1	4,618		11	45,532	41,240	4,292		10
Deposits	27,847	25,113	24,833	24,600	24,604	2,734		11	3,243		13	25,938	23,094	2,844		12
Interest-earning assets	46,666	46,170	43,987	42,777	42,070	496		1	4,596		11	45,611	41,323	4,288		10
Key Metrics
Net interest margin	2.79%	2.74%	2.74%	2.80%	2.81%	5	bps		(2	) bps		2.76%	2.78%	(2	) bps
Efficiency ratio	40.21	42.88	46.74	44.02	43.75	(267	) bps		(354	) bps		43.15	45.26	(211	) bps
Loans-to-deposits ratio (average balances)	167.38	183.46	176.78	173.34	170.68	(1,608	) bps		(330	) bps		175.54	178.58	(304	) bps
Return on average total tangible assets	1.35	1.39	1.18	1.37	1.34	(4	) bps		1	bps		1.31	1.35	(4	) bps
Return on average tangible common equity[2]	12.50	13.04	11.19	12.57	12.24	(54	) bps		26	bps		12.27	12.35	(8	) bps

[1]	Includes loans and leases held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

SEGMENT FINANCIAL HIGHLIGHTS - OTHER

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
OTHER[1]						3Q16 Change						2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16		3Q15		2016	2015	2015
						$	%	$	%			$	%
Net interest income	($3)	$7	$23	$4	$1	($10)	(143%)	($4)	NM	$27	$38	($11)	(29%)
Noninterest income	83	14	23	29	18	69	NM	65	NM	120	68	52	76

Total revenue	80	21	46	33	19	59	NM	61	NM	147	106	41	39
Noninterest expense	36	9	8	6	—	27	NM	36	100	53	88	(35)	(40)

Profit before provision for credit losses	44	12	38	27	19	32	NM	25	132	94	18	76	NM
Provision for credit losses	10	42	19	28	9	(32)	(76)	1	11	71	35	36	103

Income (loss) before income tax expense (benefit)	34	(30)	19	(1)	10	64	213	24	240	23	(17)	40	235
Income tax expense (benefit)	(9)	(19)	—	(3)	3	10	53	(12)	NM	(28)	(14)	(14)	(100)

Net income (loss)	$43	($11)	$19	$2	$7	$54	NM	$36	NM	$51	($3)	$54	NM

Average Balances
Total assets	$39,808	$39,131	$38,360	$38,398	$38,784	$677	2%	$1,024	3%	$39,101	$39,766	($665)	(2%)
Total loans and leases	2,592	3,059	2,974	3,158	3,367	(467)	(15)	(775)	(23)	2,874	3,572	(698)	(20)
Deposits	6,658	7,005	6,277	5,829	5,859	(347)	(5)	799	14	6,647	5,967	680	11
Interest-earning assets	29,580	28,922	28,385	28,639	29,019	658	2	561	2	28,965	30,105	(1,140)	(4)

[1]	Includes the financial impact of non-core, liquidating loan portfolios and other non-core assets, our treasury activities, wholesale funding activities, securities portfolio, community development assets and other unallocated assets, liabilities, revenues, provision for credit losses and expenses not attributed to our Consumer Banking or Commercial Banking segments.

SEGMENT FINANCIAL HIGHLIGHTS - CONSOLIDATED

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
CONSOLIDATED						3Q16 Change								2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16			3Q15			2016	2015	2015
						$/bps		%	$/bps		%			$/bps		%
Net interest income	$945	$923	$904	$870	$856	$22		2%	$89		10%	$2,772	$2,532	$240		9%
Noninterest income	435	355	330	362	353	80		23	82		23	1,120	1,060	60		6

Total revenue	1,380	1,278	1,234	1,232	1,209	102		8	171		14	3,892	3,592	300		8
Noninterest expense	867	827	811	810	798	40		5	69		9	2,505	2,449	56		2

Profit before provision for credit losses	513	451	423	422	411	62		14	102		25	1,387	1,143	244		21
Provision for credit losses	86	90	91	91	76	(4)		(4)	10		13	267	211	56		27

Income (loss) before income tax expense (benefit)	427	361	332	331	335	66		18	92		27	1,120	932	188		20
Income tax expense (benefit)	130	118	109	110	115	12		10	15		13	357	313	44		14

Net income (loss)	$297	$243	$223	$221	$220	$54		22%	$77		35%	$763	$619	$144		23%

Average Balances
Total assets	$144,399	$142,179	$138,780	$136,298	$135,103	$2,220		2%	$9,296		7%	$141,795	$134,655	$7,140		5%
Total loans and leases[1]	104,579	103,485	100,617	98,537	97,246	1,094		1	7,333		8	102,900	95,874	7,026		7
Deposits	106,646	103,981	101,981	101,368	100,990	2,665		3	5,656		6	104,212	98,408	5,804		6
Interest-earning assets	131,669	129,492	126,165	124,201	123,017	2,177		2	8,652		7	129,118	122,528	6,590		5
Key Metrics
Net interest margin	2.84%	2.84%	2.86%	2.77%	2.76%	—	bps		8	bps		2.85%	2.75%	10	bps
Efficiency ratio	62.88	64.71	65.66	65.76	66.02	(183	) bps		(314	) bps		64.36	68.17	(381	) bps
Loans-to-deposits ratio (average balances)	98.06	99.52	98.66	97.21	96.29	(146	) bps		177	bps		98.74	97.43	131	bps
Return on average total tangible assets	0.86	0.72	0.68	0.67	0.68	14	bps		18	bps		0.75	0.65	10	bps
Return on average tangible common equity	8.58	7.30	6.61	6.75	6.60	128	bps		198	bps		7.51	6.34	117	bps

[1]	Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q16 Change						2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16		3Q15		2016	2015	2015
						$	%	$	%			$	%
Net interest income:
Consumer Banking	$621	$602	$581	$565	$556	$19	3%	$65	12%	$1,804	$1,633	$171	10%
Commercial Banking	327	314	300	301	299	13	4	28	9	941	861	80	9
Other	(3)	7	23	4	1	(10)	(143)	(4)	NM	27	38	(11)	(29)

Net interest income	$945	$923	$904	$870	$856	$22	2%	$89	10%	$2,772	$2,532	$240	9%

Noninterest income:
Consumer Banking	$229	$219	$208	$226	$235	$10	5%	($6)	(3%)	$656	$684	($28)	(4%)
Commercial Banking	123	122	99	107	100	1	1	23	23	344	308	36	12
Other	83	14	23	29	18	69	NM	65	NM	120	68	52	76

Noninterest income	$435	$355	$330	$362	$353	$80	23%	$82	23%	$1,120	$1,060	$60	6%

Total revenue:
Consumer Banking	$850	$821	$789	$791	$791	$29	4%	$59	7%	$2,460	$2,317	$143	6%
Commercial Banking	450	436	399	408	399	14	3	51	13	1,285	1,169	116	10
Other	80	21	46	33	19	59	NM	61	NM	147	106	41	39

Total revenue	$1,380	$1,278	$1,234	$1,232	$1,209	$102	8%	$171	14%	$3,892	$3,592	$300	8%

Noninterest expense:
Consumer Banking	$650	$632	$616	$624	$623	$18	3%	$27	4%	$1,898	$1,832	$66	4%
Commercial Banking	181	186	187	180	175	(5)	(3)	6	3	554	529	25	5
Other	36	9	8	6	—	27	NM	36	100	53	88	(35)	(40)

Noninterest expense	$867	$827	$811	$810	$798	$40	5%	$69	9%	$2,505	$2,449	$56	2%

Profit before provision for credit losses:
Consumer Banking	$200	$189	$173	$167	$168	$11	6%	$32	19%	$562	$485	$77	16%
Commercial Banking	269	250	212	228	224	19	8	45	20	731	640	91	14
Other	44	12	38	27	19	32	NM	25	132	94	18	76	NM

Profit before provision for credit losses	$513	$451	$423	$422	$411	$62	14%	$102	25%	$1,387	$1,143	$244	21%

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q16 Change						2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16		3Q15		2016	2015	2015
						$	%	$	%			$	%
Provision for credit losses:
Consumer Banking	$57	$49	$63	$65	$64	$8	16%	($7)	(11%)	$169	$187	($18)	(10%)
Commercial Banking	19	(1)	9	(2)	3	20	NM	16	NM	27	(11)	38	NM
Other	10	42	19	28	9	(32)	(76)	1	11	71	35	36	103

Provision for credit losses	$86	$90	$91	$91	$76	($4)	(4)%	$10	13%	$267	$211	$56	27%

Income before income tax expense:
Consumer Banking	$143	$140	$110	$102	$104	$3	2%	$39	38%	$393	$298	$95	32%
Commercial Banking	250	251	203	230	221	(1)	—	29	13	704	651	53	8
Other	34	(30)	19	(1)	10	64	213	24	240	23	(17)	40	235

Income before income tax expense	$427	$361	$332	$331	$335	$66	18%	$92	27%	$1,120	$932	$188	20%

Income tax expense:
Consumer Banking	$51	$50	$39	$35	$36	$1	2%	$15	42%	$140	$103	$37	36%
Commercial Banking	88	87	70	78	76	1	1	12	16	245	224	21	9
Other	(9)	(19)	—	(3)	3	10	53	(12)	NM	(28)	(14)	(14)	(100)

Income tax expense	$130	$118	$109	$110	$115	$12	10%	$15	13%	$357	$313	$44	14%

Net income:
Consumer Banking	$92	$90	$71	$67	$68	$2	2%	$24	35%	$253	$195	$58	30%
Commercial Banking	162	164	133	152	145	(2)	(1)	17	12	459	427	32	7
Other	43	(11)	19	2	7	54	NM	36	NM	51	(3)	54	NM

Net income	$297	$243	$223	$221	$220	$54	22%	$77	35%	$763	$619	$144	23%

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
AVERAGE BALANCES						3Q16 Change						2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16		3Q15		2016	2015	2015
						$	%	$	%			$	%
Total assets:
Consumer Banking	$56,689	$55,660	$55,116	$54,065	$53,206	$1,029	2%	$3,483	7%	$55,825	$52,438	$3,387	6%
Commercial Banking	47,902	47,388	45,304	43,835	43,113	514	1	4,789	11	46,869	42,451	4,418	10
Other	39,808	39,131	38,360	38,398	38,784	677	2	1,024	3	39,101	39,766	(665)	(2)

Total Assets	$144,399	$142,179	$138,780	$136,298	$135,103	$2,220	2%	$9,296	7%	$141,795	$134,655	$7,140	5%

Loans and leases[1]:
Consumer Banking	$55,376	$54,353	$53,744	$52,737	$51,886	$1,023	2%	$3,490	7%	$54,494	$51,062	$3,432	7%
Commercial Banking	46,611	46,073	43,899	42,642	41,993	538	1	4,618	11	45,532	41,240	4,292	10
Other	2,592	3,059	2,974	3,158	3,367	(467)	(15)	(775)	(23)	2,874	3,572	(698)	(20)

Total loans and leases	$104,579	$103,485	$100,617	$98,537	$97,246	$1,094	1%	$7,333	8%	$102,900	$95,874	$7,026	7%

Deposits:
Consumer Banking	$72,141	$71,863	$70,871	$70,939	$70,527	$278	—%	$1,614	2%	$71,627	$69,347	$2,280	3%
Commercial Banking	27,847	25,113	24,833	24,600	24,604	2,734	11	3,243	13	25,938	23,094	2,844	12
Other	6,658	7,005	6,277	5,829	5,859	(347)	(5)	799	14	6,647	5,967	680	11

Total deposits	$106,646	$103,981	$101,981	$101,368	$100,990	$2,665	3%	$5,656	6%	$104,212	$98,408	$5,804	6%

Interest-earning assets:
Consumer Banking	$55,423	$54,400	$53,793	$52,785	$51,928	$1,023	2%	$3,495	7%	$54,542	$51,100	$3,442	7%
Commercial Banking	46,666	46,170	43,987	42,777	42,070	496	1	4,596	11	45,611	41,323	4,288	10
Other	29,580	28,922	28,385	28,639	29,019	658	2	561	2	28,965	30,105	(1,140)	(4)

Total interest-earning assets	$131,669	$129,492	$126,165	$124,201	$123,017	$2,177	2%	$8,652	7%	$129,118	$122,528	$6,590	5%

[1]	Includes loans and leases held for sale.

SEGMENT FINANCIAL HIGHLIGHTS, CONTINUED

	QUARTERLY TRENDS							FOR THE NINE MONTHS ENDED SEPTEMBER 30,
KEY METRICS						3Q16 Change				2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16	3Q15	2016	2015	2015
						bps	bps			bps
Net Interest Margin (NIM)
Consumer Banking	4.46%	4.45%	4.35%	4.25%	4.25%	1	21	4.42%	4.27%	15
Commercial Banking	2.79	2.74	2.74	2.80	2.81	5	(2)	2.76	2.78	(2)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
NIM	2.84	2.84	2.86	2.77	2.76	—	8	2.85	2.75	10
Efficiency Ratio
Consumer Banking	76.46%	76.98%	78.08%	78.85%	78.72%	(52)	(226)	77.15%	79.07%	(192)
Commercial Banking	40.21	42.88	46.74	44.02	43.75	(267)	(354)	43.15	45.26	(211)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
Efficiency Ratio	62.88	64.71	65.66	65.76	66.02	(183)	(314)	64.36	68.17	(381)
Loans-to-Deposits Ratio (average balance) (LDR)[1]
Consumer Banking	76.76%	75.63%	75.83%	74.34%	73.57%	113	319	76.08%	73.63%	245
Commercial Banking	167.38	183.46	176.78	173.34	170.68	(1,608)	(330)	175.54	178.58	(304)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
LDR	98.06	99.52	98.66	97.21	96.29	(146)	177	98.74	97.43	131
Return on Average Tangible Assets (ROTA)
Consumer Banking	0.64%	0.65%	0.52%	0.49%	0.51%	(1)	13	0.60%	0.50%	10
Commercial Banking	1.35	1.39	1.18	1.37	1.34	(4)	1	1.31	1.35	(4)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
ROTA	0.86	0.72	0.68	0.67	0.68	14	18	0.75	0.65	10
Return on Average Tangible Common Equity (ROTCE)[2]
Consumer Banking	7.04%	7.09%	5.59%	5.50%	5.67%	(5)	137	6.58%	5.55%	103
Commercial Banking	12.50	13.04	11.19	12.57	12.24	(54)	26	12.27	12.35	(8)
Other	NM	NM	NM	NM	NM	—	—	NM	NM	—
ROTCE	8.58	7.30	6.61	6.75	6.60	128	198	7.51	6.34	117

[1]	Includes loans and leases held for sale.
[2]	Operating segments are allocated capital on a risk-adjusted basis considering economic and regulatory capital requirements.

CREDIT-RELATED INFORMATION

(dollars in millions)

	AS OF					SEPT 30, 2016 CHANGE
	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2016		Sept 30, 2015
						$	%	$	%
CREDIT EXPOSURE:
Commercial	$36,449	$35,927	$34,671	$33,264	$32,726	$522	1%	$3,723	11%
Commercial real estate	10,152	9,825	9,406	8,971	8,678	327	3	1,474	17
Leases	3,788	3,805	3,895	3,979	3,865	(17)	—	(77)	(2)

Total commercial	50,389	49,557	47,972	46,214	45,269	832	2	5,120	11
Residential mortgages	14,602	13,855	13,345	13,318	12,792	747	5	1,810	14
Home equity loans	2,027	2,177	2,313	2,557	2,842	(150)	(7)	(815)	(29)
Home equity lines of credit	14,271	14,418	14,526	14,674	14,707	(147)	(1)	(436)	(3)
Home equity loans serviced by others[1]	796	860	930	986	1,054	(64)	(7)	(258)	(24)
Home equity lines of credit serviced by others[1]	238	273	339	389	441	(35)	(13)	(203)	(46)
Automobile	14,063	14,075	13,847	13,828	13,876	(12)	—	187	1
Student	5,997	5,516	5,006	4,359	3,846	481	9	2,151	56
Credit card	1,644	1,613	1,581	1,634	1,628	31	2	16	1
Other retail	1,440	1,207	1,132	1,083	976	233	19	464	48

Total retail	55,078	53,994	53,019	52,828	52,162	1,084	2	2,916	6

Total loans and leases	105,467	103,551	100,991	99,042	97,431	1,916	2	8,036	8
Derivative receivable - commercial	1,084	1,297	1,057	619	828	(213)	(16)	256	31
Derivative receivable - retail	18	15	11	6	10	3	20	8	80

Total derivative receivable	1,102	1,312	1,068	625	838	(210)	(16)	264	32

Total credit-related assets	106,569	104,863	102,059	99,667	98,269	1,706	2	8,300	8
Undrawn commitments to extend credit - commercial	32,991	32,018	30,352	30,823	29,751	973	3	3,240	11
Financial standby letters of credit	1,980	1,946	1,921	2,010	2,077	34	2	(97)	(5)
Performance letters of credit	40	37	41	42	45	3	8	(5)	(11)
Commercial letters of credit	55	70	63	87	63	(15)	(21)	(8)	(13)
Marketing rights	44	46	47	47	47	(2)	(4)	(3)	(6)
Risk participation agreements	51	64	53	26	39	(13)	(20)	12	31

Total commercial lending-related arrangements	35,161	34,181	32,477	33,035	32,022	980	3	3,139	10
Undrawn commitments to extend credit - retail	27,134	26,604	26,637	25,701	25,755	530	2	1,379	5
Residential mortgage loans sold with recourse	9	9	10	10	11	—	—	(2)	(18)

Total retail lending-related arrangements	27,143	26,613	26,647	25,711	25,766	530	2	1,377	5

Total lending-related arrangements	62,304	60,794	59,124	58,746	57,788	1,510	2	4,516	8

Total credit exposure	$168,873	$165,657	$161,183	$158,413	$156,057	$3,216	2%	$12,816	8%

Memo: Total credit exposure by product category
Commercial exposure	$86,634	$85,035	$81,506	$79,868	$78,119	$1,599	2%	$8,515	11%
Retail exposure	82,239	80,622	79,677	78,545	77,938	1,617	2	4,301	6

Total credit exposure	$168,873	$165,657	$161,183	$158,413	$156,057	$3,216	2%	$12,816	8%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except ratios)

	AS OF					SEPT 30, 2016 CHANGE
	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2016			Sept 30, 2015
						$/bps		%	$/bps		%
NONPERFORMING ASSETS:
Commercial	$334	$277	$284	$71	$88	$57		21%	$246		NM
Commercial real estate	62	70	86	77	42	(8)		(11)	20		48
Leases	—	—	—	—	—	—		—	—		—

Total commercial	396	347	370	148	130	49		14	266		205
Residential mortgages[2]	170	174	174	331	324	(4)		(2)	(154)		(48)
Home equity loans[3]	105	104	99	135	144	1		1	(39)		(27)
Home equity lines of credit[3]	249	251	261	272	270	(2)		(1)	(21)		(8)
Home equity loans serviced by others[4]	32	33	37	38	39	(1)		(3)	(7)		(18)
Home equity lines of credit serviced by others[4]	42	38	38	32	31	4		11	11		35
Automobile	55	43	42	42	38	12		28	17		45
Student	38	37	40	41	39	1		3	(1)		(3)
Credit card	16	14	16	16	15	2		14	1		7
Other retail	4	3	2	5	4	1		33	—		—

Total retail	711	697	709	912	904	14		2	(193)		(21)

Nonperforming loans and leases[1]	1,107	1,044	1,079	1,060	1,034	63		6	73		7

Accruing loans past due 90 days or more not included above	$24	$26	$32	$—	$—
Accruing loans past due 90 days or more included above	—	—	—	9	15
Commercial	$—	$1	$1	$1	$1	($1)		(100%)	($1)		(100%)
Retail	49	47	47	45	38	2		4	11		29

Other nonperforming assets	49	48	48	46	39	1		2	10		26

Nonperforming assets	$1,156	$1,092	$1,127	$1,106	$1,073	$64		6%	$83		8%

NONPERFORMING ASSETS BY PRODUCT CATEGORY:
Commercial	$396	$348	$371	$149	$131	$48		14%	$265		202%
Retail	760	744	756	957	942	16		2	(182)		(19)

Nonperforming assets	$1,156	$1,092	$1,127	$1,106	$1,073	$64		6%	$83		8%

ASSET QUALITY RATIOS
Allowance for loan and lease losses to loans and leases	1.18%	1.20%	1.21%	1.23%	1.23%	(2	) bps		(5	) bps
Allowance for loan and lease losses to nonperforming loans and leases[1]	112.03	119.27	113.43	114.64	116.12	(724	) bps		(409	) bps
Nonperforming loans and leases to loans and leases[1]	1.05	1.01	1.07	1.07	1.06	4	bps		(1	) bps
Nonperforming assets to total assets[1]	0.79	0.75	0.80	0.80	0.79	4	bps		—	bps

[1]	Nonperforming loans and leases included loans and leases on nonaccrual. Nonperforming loans and leases for periods prior to March 31, 2016 included loans and leases on nonaccrual and loans and leases accruing and 90 days or more past due.
[2]	Nonperforming balances at September 30, 2016 excluded $16 million of first lien residential mortgage loans that are 100% guaranteed by the Federal Housing Administration and $32 million of guaranteed residential mortgage loans sold to GNMA for which the Company has the right but not the obligation to repurchase.
[3]	Restated September 30, 2015 to conform to the current presentation.
[4]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
CHARGE-OFFS, RECOVERIES AND RELATED RATIOS						3Q16 Change						2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16		3Q15		2016	2015	2015
						$	%	$	%			$	%
GROSS CHARGE-OFFS:
Commercial	$20	$4	$13	$3	$10	$16	NM	$10	100%	$37	$27	$10	37%
Commercial real estate	10	3	—	1	1	7	233	9	NM	13	5	8	160
Leases	3	—	—	—	—	3	100	3	100	3	—	3	100

Total commercial	33	7	13	4	11	26	NM	22	200	53	32	21	66
Residential mortgages	4	5	6	5	5	(1)	(20)	(1)	(20)	15	17	(2)	(12)
Home equity loans	7	3	3	11	8	4	133	(1)	(13)	13	23	(10)	(43)
Home equity lines of credit	9	11	13	9	11	(2)	(18)	(2)	(18)	33	50	(17)	(34)
Home equity loans serviced by others[1]	9	11	9	9	8	(2)	(18)	1	13	29	23	6	26
Home equity lines of credit serviced by others[1]	3	4	3	4	3	(1)	(25)	—	—	10	10	—	—
Automobile	39	32	39	39	31	7	22	8	26	110	78	32	41
Student	11	14	11	14	12	(3)	(21)	(1)	(8)	36	37	(1)	(3)
Credit card	14	15	14	14	14	(1)	(7)	—	—	43	45	(2)	(4)
Other retail	16	11	15	15	17	5	45	(1)	(6)	42	41	1	2

Total retail	112	106	113	120	109	6	6	3	3	331	324	7	2

Total gross charge-offs	$145	$113	$126	$124	$120	$32	28%	$25	21%	$384	$356	$28	8%

GROSS RECOVERIES:
Commercial	$5	$5	$3	$4	$3	$—	—%	$2	67%	$13	$14	($1)	(7%)
Commercial real estate	9	—	1	3	3	9	100	6	200	10	28	(18)	(64)
Leases	—	—	—	—	—	—	—	—	—	—	—	—	—

Total commercial	14	5	4	7	6	9	180	8	133	23	42	(19)	(45)
Residential mortgages	2	2	3	4	3	—	—	(1)	(33)	7	8	(1)	(13)
Home equity loans	10	3	2	4	3	7	233	7	233	15	7	8	114
Home equity lines of credit	7	4	3	4	3	3	75	4	133	14	14	—	—
Home equity loans serviced by others[1]	5	6	4	4	5	(1)	(17)	—	—	15	13	2	15
Home equity lines of credit serviced by others[1]	2	2	1	2	2	—	—	—	—	5	6	(1)	(17)
Automobile	15	17	17	15	14	(2)	(12)	1	7	49	34	15	44
Student	3	3	3	3	3	—	—	—	—	9	9	—	—
Credit card	2	2	2	2	2	—	—	—	—	6	6	—	—
Other retail	2	4	4	2	4	(2)	(50)	(2)	(50)	10	10	—	—

Total retail	48	43	39	40	39	5	12	9	23	130	107	23	21

Total gross recoveries	$62	$48	$43	$47	$45	$14	29%	$17	38%	$153	$149	$4	3%

NET CHARGE-OFFS (RECOVERIES):
Commercial	$15	($1)	$10	($1)	$7	$16	NM	$8	114%	$24	$13	$11	85%
Commercial real estate	1	3	(1)	(2)	(2)	(2)	(67)	3	150	3	(23)	26	113
Leases	3	—	—	—	—	3	100	3	100	3	—	3	100

Total commercial	19	2	9	(3)	5	17	NM	14	NM	30	(10)	40	NM
Residential mortgages	2	3	3	1	2	(1)	(33)	—	—	8	9	(1)	(11)
Home equity loans	(3)	—	1	7	5	(3)	100	(8)	(160)	(2)	16	(18)	(113)
Home equity lines of credit	2	7	10	5	8	(5)	(71)	(6)	(75)	19	36	(17)	(47)
Home equity loans serviced by others[1]	4	5	5	5	3	(1)	(20)	1	33	14	10	4	40
Home equity lines of credit serviced by others[1]	1	2	2	2	1	(1)	(50)	—	—	5	4	1	25
Automobile	24	15	22	24	17	9	60	7	41	61	44	17	39
Student	8	11	8	11	9	(3)	(27)	(1)	(11)	27	28	(1)	(4)
Credit card	12	13	12	12	12	(1)	(8)	—	—	37	39	(2)	(5)
Other retail	14	7	11	13	13	7	100	1	8	32	31	1	3

Total retail	64	63	74	80	70	1	2	(6)	(9)	201	217	(16)	(7)

Total net charge-offs (recoveries)	$83	$65	$83	$77	$75	$18	28%	$8	11%	$231	$207	$24	12%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions, except ratios)

	QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
ANNUALIZED NET CHARGE-OFF						3Q16 Change								2016 Change
(RECOVERY) RATES:	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16			3Q15			2016	2015	2015
						$/bps		%	$/bps		%			$/bps		%
Commercial	0.16%	(0.01%)	0.12%	(0.01%)	0.08%	17	bps		8	bps		0.09%	0.05%	4	bps
Commercial real estate	0.05	0.11	(0.01)	(0.11)	(0.11)	(6	) bps		16	bps		0.05	(0.39)	44	bps
Leases	0.30	—	—	—	—	30	bps		30	bps		0.10	—	10	bps
Total commercial	0.15	0.01	0.08	(0.03)	0.04	14	bps		11	bps		0.08	(0.03)	11	bps
Residential mortgages	0.06	0.08	0.09	0.05	0.05	(3	) bps		—	bps		0.07	0.10	(3	) bps
Home equity loans	(0.36)	0.01	0.06	1.07	0.60	(37	) bps		(96	) bps		(0.09)	0.66	(75	) bps
Home equity lines of credit	0.07	0.19	0.26	0.12	0.21	(12	) bps		(14	) bps		0.17	0.32	(15	) bps
Home equity loans serviced by others[1]	1.88	2.47	2.03	1.81	1.12	(59	) bps		76	bps		2.13	1.11	102	bps
Home equity lines of credit serviced by others[1]	1.84	2.35	2.09	1.99	1.23	(51	) bps		61	bps		2.10	1.24	86	bps
Automobile	0.69	0.41	0.65	0.71	0.50	28	bps		19	bps		0.59	0.43	16	bps
Student	0.59	0.83	0.64	1.07	1.07	(24	) bps		(48	) bps		0.68	1.25	(57	) bps
Credit card	2.84	3.19	3.07	2.98	2.96	(35	) bps		12	bps		3.03	3.19	(16	) bps
Other retail	3.74	3.00	4.18	4.38	5.56	74	bps		(182	) bps		3.63	4.40	(77	) bps
Total retail	0.47	0.48	0.55	0.60	0.54	(1	) bps		(7	) bps		0.50	1.57	(7	) bps
Total loans and leases	0.32%	0.25%	0.33%	0.31%	0.31%	7	bps		1	bps		0.30%	0.29%	1	bps
Memo: Average loans:
Commercial	$35,986	$35,622	$34,018	$33,080	$32,832	$364		1%	$3,154		10%	$35,212	$32,536	$2,676		8%
Commercial real estate	9,905	9,649	9,108	8,855	8,406	256		3	1,499		18	9,555	8,020	1,535		19
Leases	3,813	3,863	3,917	3,884	3,936	(50)		(1)	(123)		(3)	3,864	3,909	(45)		(1)

Total commercial	49,704	49,134	47,043	45,819	45,174	570		1	4,530		10	48,631	44,465	4,166		9
Residential mortgages	14,155	13,491	13,465	13,030	12,470	664		5	1,685		14	13,705	12,104	1,601		13
Home equity loans	2,088	2,231	2,471	2,751	2,928	(143)		(6)	(840)		(29)	2,263	3,117	(854)		(27)
Home equity lines of credit	14,314	14,477	14,632	14,659	14,813	(163)		(1)	(499)		(3)	14,474	15,059	(585)		(4)
Home equity loans serviced by others[1]	837	899	958	1,017	1,086	(62)		(7)	(249)		(23)	898	1,151	(253)		(22)
Home equity lines of credit serviced by others[1]	256	299	340	375	425	(43)		(14)	(169)		(40)	298	479	(181)		(38)
Automobile	14,053	13,972	13,792	13,824	13,810	81		1	243		2	13,940	13,412	528		4
Student	5,750	5,407	4,852	4,052	3,530	343		6	2,220		63	5,338	3,064	2,274		74
Credit card	1,623	1,600	1,601	1,625	1,616	23		1	7		—	1,608	1,620	(12)		(1)
Other retail	1,256	1,167	1,108	1,047	939	89		8	317		34	1,177	988	189		19

Total retail	54,332	53,543	53,219	52,380	51,617	789		1	2,715		5	53,701	50,994	2,707		5

Total loans and leases	$104,036	$102,677	$100,262	$98,199	$96,791	$1,359		1%	$7,245		7%	$102,332	$95,459	$6,873		7%

[1]	Our SBO portfolio consists of purchased loans and lines of credit that were originally serviced by others. We now service a portion of this portfolio internally.

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q16 Change						2016 Change
SUMMARY OF CHANGES IN THE COMPONENTS OF	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16		3Q15		2016	2015	2015
THE ALLOWANCE FOR CREDIT LOSSES						$	%	$	%			$	%
Allowance for loan and lease losses - beginning	$1,246	$1,224	$1,216	$1,201	$1,201	$22	2%	$45	4%	$1,216	$1,195	$21	2%
Charge-offs:
Commercial	33	7	13	4	11	26	NM	22	200	53	32	21	66
Retail	112	106	113	120	109	6	6	3	3	331	324	7	2

Total charge-offs	145	113	126	124	120	32	28	25	21	384	356	28	8
Recoveries:
Commercial	14	5	4	7	6	9	180	8	133	23	42	(19)	(45)
Retail	48	43	39	40	39	5	12	9	23	130	107	23	21

Total recoveries	62	48	43	47	45	14	29	17	38	153	149	4	3

Net charge-offs	83	65	83	77	75	18	28	8	11	231	207	24	12
Provision for loan and lease losses:
Commercial	(2)	45	46	18	15	(47)	(104)	(17)	(113)	89	21	68	NM
Retail	79	42	45	74	58	37	88	21	36	166	192	(26)	(14)

Total provision for loan and lease losses	77	87	91	92	73	(10)	(11)	4	5	255	213	42	20
Sale/Other	—	—	—	—	2	—	—	(2)	(100)	—	—	—	—

Allowance for loan and lease losses - ending	$1,240	$1,246	$1,224	$1,216	$1,201	($6)	—%	$39	3%	$1,240	$1,201	$39	3%

Reserve for unfunded lending commitments - beginning	$61	$58	$58	$59	$56	$3	5%	$5	9%	$58	$61	($3)	(5%)
Provision for unfunded lending commitments	9	3	—	(1)	3	6	200	6	200	12	(2)	14	NM

Reserve for unfunded lending commitments - ending	$70	$61	$58	$58	$59	$9	15%	$11	19%	$70	$59	$11	19%

Total allowance for credit losses - ending	$1,310	$1,307	$1,282	$1,274	$1,260	$3	—%	$50	4%	$1,310	$1,260	$50	4%

CREDIT-RELATED INFORMATION, CONTINUED

(dollars in millions)

	AS OF					SEPT 30, 2016 CHANGE
	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2016		Sept 30, 2015
ALLOWANCE COMPONENTS						$	%	$	%
ALLOWANCE FOR CREDIT LOSSES
Individually evaluated	$55	$52	$42	$36	$23	$3	6%	$32	139%
Formula-based evaluation	670	685	649	618	611	(15)	(2)	59	10

Total commercial	725	737	691	654	634	(12)	(2)	91	14
Individually evaluated	78	79	82	101	104	(1)	(1)	(26)	(25)
Formula-based evaluation	507	491	509	519	522	16	3	(15)	(3)

Total retail	585	570	591	620	626	15	3	(41)	(7)

Total allowance for credit losses	$1,310	$1,307	$1,282	$1,274	$1,260	$3	—%	$50	4%

CAPITAL AND RATIOS

(dollars in millions, except ratios)

	AS OF									FOR THE NINE MONTHS ENDED SEPT 30,
						SEPT 30, 2016 CHANGE						2016 Change
	Sept 30, 2016	June 30, 2016	Mar 31, 2016	Dec 31, 2015	Sept 30, 2015	June 30, 2016		Sept 30, 2015		2016	2015	2015
						$	%	$	%			$	%
CAPITAL RATIOS AND COMPONENTS[1] (PRELIMINARY)
CET1 capital	$13,763	$13,768	$13,570	$13,389	$13,200	($5)	—%	$563	4%
Tier 1 capital	14,010	14,015	13,817	13,636	13,447	(5)	—	563	4
Total capital	17,290	17,823	17,587	17,505	17,307	(533)	(3)	(17)	—
Risk-weighted assets	121,612	119,492	116,591	114,084	112,277	2,120	2	9,335	8
Adjusted average assets[2]	138,425	136,301	132,951	130,455	129,334	2,124	2	9,091	7
CET1 capital ratio	11.3%	11.5%	11.6%	11.7%	11.8%
Tier 1 capital ratio	11.5	11.7	11.9	12.0	12.0
Total capital ratio	14.2	14.9	15.1	15.3	15.4
Tier 1 leverage ratio	10.1	10.3	10.4	10.5	10.4
Pro forma Basel III fully phased-in common equity tier 1 capital ratio	11.3	11.5	11.6	11.7	11.7
TANGIBLE COMMON EQUITY (period-end):
Common stockholders’ equity	$19,934	$19,979	$19,718	$19,399	$19,353	($45)	—%	$581	3%	$19,934	$19,353	$581	3%
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets	1	2	3	3	3	(1)	(50)	(2)	(67)	1	3	(2)	(67)
Add: Deferred tax liabilities[3]	519	507	494	480	465	12	2	54	12	519	465	54	12

Total tangible common equity	$13,576	$13,608	$13,333	$13,000	$12,939	($32)	—%	$637	5%	$13,576	$12,939	$637	5%

TANGIBLE COMMON EQUITY (average):
Common stockholders’ equity	$19,810	$19,768	$19,567	$19,359	$19,261	$42	—%	$549	3%	$19,715	$19,352	$363	2%
Less: Goodwill	6,876	6,876	6,876	6,876	6,876	—	—	—	—	6,876	6,876	—	—
Less: Other intangible assets	1	2	3	3	4	(1)	(50)	(3)	(75)	2	5	(3)	(60)
Add: Deferred tax liabilities[3]	509	496	481	468	453	13	3	56	12	495	438	57	13

Total tangible common equity	$13,442	$13,386	$13,169	$12,948	$12,834	$56	—%	$608	5%	$13,332	$12,909	$423	3%

INTANGIBLE ASSETS (period-end):
Goodwill	$6,876	$6,876	$6,876	$6,876	$6,876	$—	—%	$—	—%	$6,876	$6,876	$—	—%
Other intangible assets	1	2	3	3	3	(1)	50	(2)	(67)	1	3	(2)	(67)

Total intangible assets	$6,877	$6,878	$6,879	$6,879	$6,879	($1)	—%	($2)	—%	$6,877	$6,879	($2)	—%

[1]	Basel III transitional rules for institutions applying the standardized approach to calculating risk-weighted assets became effective January 1, 2015. The capital ratios and associated components are prepared using the Basel III standardized transitional approach.
[2]	Adjusted average assets include quarterly average assets, less deductions for disallowed goodwill and other intangibles assets, net of deferred tax liabilities related to tax deductible goodwill, and the accumulated other comprehensive income impact related to the adoption of post-retirement benefit plan guidance under GAAP.
[3]	Deferred tax liabilities relate to tax-deductible goodwill, which is netted against goodwill when calculating tangible common equity.

PER-SHARE RELATED INFORMATION

(dollars in millions, except per share and ratio data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q16 Change						2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16		3Q15		2016	2015	2015
EARNINGS PER SHARE DATA						$	%	$	%			$	%
Basic earnings per share:
Net income	$297	$243	$223	$221	$220	$54	22%	$77	35%	$763	$619	$144	23%
Less: Preferred stock dividends	7	—	7	—	7	7	100	—	—	14	7	7	1

Net income available to common stockholders	290	243	216	221	213	47	19%	77	36%	749	612	137	22%

Net income available to common stockholders, adjusted[1]	$271	$243	$216	$221	$213	$28	12%	$58	27%	$730	$643	$87	14%

Total weighted-average basic shares outstanding	519,458,976	528,968,330	528,070,648	527,648,630	530,985,255	(9,509,354)	(2)	(11,526,279)	(2)	525,477,273	538,279,222	(12,801,949)	(2)
Net income per share - basic	$0.56	$0.46	$0.41	$0.42	$0.40	$0.10	22%	$0.16	40%	$1.43	$1.14	$0.29	25%
Net income per share - basic, adjusted[1]	$0.52	$0.46	$0.41	$0.42	$0.40	$0.06	13%	$0.12	30%	$1.39	$1.20	$0.19	16%
Diluted earnings per share:
Net income applicable to common stockholders	$290	$243	$216	$221	$213	$47	19	$77	36	$749	$612	$137	22
Add: Restructuring charges and special items, net of income tax expense	—	—	—	—	—	—	—	—	—	—	31	(31)	(100)
Add: Notable items, net of income tax expense	(19)	—	—	—	—	(19)	100	(19)	100	(19)	—	(19)	100

Net income applicable to common stockholders, adjusted[1]	$271	$243	$216	$221	$213	$28	12%	$58	27%	$730	$643	$87	14%

Total weighted-average basic shares outstanding	519,458,976	528,968,330	528,070,648	527,648,630	530,985,255	(9,509,354)	(2)	(11,526,279)	(2)	525,477,273	538,279,222	(12,801,949)	(2)
Add: Weighted-average dilutive shares	1,663,490	1,396,873	2,375,540	2,627,043	2,412,903	266,617	19	(749,413)	(31)	1,784,111	2,647,139	(863,028)	(33)

Total weighted-average diluted shares outstanding	521,122,466	530,365,203	530,446,188	530,275,673	533,398,158	(9,242,737)	(2)	(12,275,692)	(2)	527,261,384	540,926,361	(13,664,977)	(3)
Net income per share - diluted	$0.56	$0.46	$0.41	$0.42	$0.40	$0.10	22%	$0.16	40%	$1.42	$1.13	$0.29	26%
Net income per share - diluted, adjusted[1]	$0.52	$0.46	$0.41	$0.42	$0.40	$0.06	13%	$0.12	30%	$1.39	$1.19	$0.20	17%
COMMON SHARES OUTSTANDING
Common shares—at end of period	518,148,345	529,094,976	528,933,727	527,774,428	527,636,510	(10,946,631)	(2%)	(9,488,165)	(2%)	518,148,345	527,636,510	(9,488,165)	(2%)
Cash dividends declared and paid per common share	$0.12	$0.12	$0.10	$0.10	$0.10	$—	—	$0.02	20	$0.34	$0.30	$0.04	13
Book value per common share	$38.47	$37.76	$37.28	$36.76	$36.68	$0.71	2	$1.79	5	$38.47	$36.68	$1.79	5
Tangible book value per common share	$26.20	$25.72	$25.21	$24.63	$24.52	$0.48	2	$1.68	7	$26.20	$24.52	$1.68	7
Dividend payout ratio	22%	26%	24%	24%	25%	(5)	NM	(3)	NM	24%	26%	(3)	NM
SHARE PRICE
High	$25.11	$24.24	$25.99	$27.17	$28.18	$0.87	4%	($3.07)	(11)%	$25.99	$28.71	($2.72)	(9)%
Low	18.58	18.34	18.04	22.48	21.14	0.24	1	(2.56)	(12)	18.04	21.14	(3.10)	(15)
Close	24.71	19.98	20.95	26.19	23.86	4.73	24	0.85	4	24.71	23.86	0.85	4
Market Capitalization	12,803	10,571	11,081	13,822	12,589	2,232	21	214	2	12,803	12,589	214	2

1 These are non-GAAP financial measures. For further information on these measures, refer to pages 29-36.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS

Adjusted - excluding restructuring charges, special items and/or notable items

(dollars in millions, except per-share data)

Key Performance Metrics:

Our management team uses certain key performance metrics (KPMs) to gauge our performance and progress over time in achieving our strategic and operational goals and also in comparing our performance against our peers. In connection with our path to becoming an independent public company, we established the following financial targets, in addition to others, as KPMs. These KPMs are utilized by our management in measuring our progress against financial goals and as a tool in helping assess performance for compensation purposes. These KPMs can be largely found in our Registration Statements on Form S-1 and our periodic reports which are filed with the Securities and Exchange Commission, and are supplemented from time to time with additional information in connection with our quarterly earnings releases.

Our key performance metrics include:

Return on average tangible common equity (ROTCE);

Return on average total tangible assets (ROTA);

Efficiency ratio;

Operating leverage; and

Common equity tier 1 capital ratio (Basel III fully phased-in basis).

In establishing goals for these KPMs, we determined that they would be measured on a management-reporting basis, or an operating basis, which we refer to externally as Adjusted results. We believe that these Adjusted results, which exclude restructuring charges, special items and/or notable items, as applicable, provide the best representation of our underlying financial progress toward these goals as they exclude items that our management does not consider indicative of our on-going financial performance. We have consistently shown these metrics on this basis to investors since our initial public offering in September of 2014. Adjusted KPMs are considered non-GAAP financial measures.

Non-GAAP Financial Measures:

This document contains non-GAAP financial measures. The table below presents reconciliations of certain non-GAAP measures. These reconciliations exclude restructuring charges, special items and/or notable items, which are included, where applicable, in the financial results presented in accordance with GAAP. Restructuring charges and special items include expenses related to our efforts to improve processes and enhance efficiencies, as well as rebranding, separation from RBS and regulatory expenses. Notable items include certain revenue or expense items that may occur in a reporting period which management does not consider indicative of on-going financial performance.

The non-GAAP measures presented below include reconciliations to the most directly comparable GAAP measures and are: “noninterest income”, “total revenue”, “ noninterest expense”, “pre-provision profit”, “income before income tax expense”, “income tax expense”, “net income”, “net income available to common stockholders”, “other income”, “salaries and employee benefits”, “outside services”, “occupancy”, “equipment expense”, “amortization of software expense”, “other operating expense”, “net income per average common share”, “return on average common equity” and “return on average total assets”.

We believe these non-GAAP measures provide useful information to investors because these are among the measures used by our management team to evaluate our operating performance and make day-to-day operating decisions. In addition, we believe restructuring charges, special items and/or notable items in any period do not reflect the operational performance of the business in that period and, accordingly, it is useful to consider these line items with and without restructuring charges, special items and/or notable items. We believe this presentation also increases comparability of period-to-period results.

Other companies may use similarly titled non-GAAP financial measures that are calculated differently from the way we calculate such measures. Accordingly, our non-GAAP financial measures may not be comparable to similar measures used by other companies. We caution investors not to place undue reliance on such non-GAAP measures, but instead to consider them with the most directly comparable GAAP measure. Non-GAAP financial measures have limitations as analytical tools, and should not be considered in isolation, or as a substitute for our results as reported under GAAP.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

Adjusted - excluding restructuring charges, special items and/or notable items

(dollars in millions, except per-share data)

		QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
							3Q16 Change						2016 Change
		3Q16	2Q16	1Q16	4Q15	3Q15	2Q16		3Q15		2016	2015	2015
							$	%	$	%			$	%
Noninterest income, adjusted:
Noninterest income (GAAP)		$435	$355	$330	$362	$353	$80	23%	$82	23%	$1,120	$1,060	$60	6%
Less: Special items		—	—	—	—	—	—	—	—	—	—	—	—	—
Less: Notable items		67	—	—	—	—	67	100	67	100	67	—	67	100

Noninterest income, adjusted (non-GAAP)		$368	$355	$330	$362	$353	$13	4%	$15	4%	$1,053	$1,060	($7)	(1%)

Total revenue, adjusted:
Total revenue (GAAP)	A	$1,380	$1,278	$1,234	$1,232	$1,209	$102	8%	$171	14%	$3,892	$3,592	$300	8%
Less: Special items		—	—	—	—	—	—	—	—	—	—	—	—	—
Less: Notable items		67	—	—	—	—	67	100	67	100	67	—	67	100

Total revenue, adjusted (non-GAAP)	B	$1,313	$1,278	$1,234	$1,232	$1,209	$35	3%	$104	9%	$3,825	$3,592	$233	6%

Noninterest expense, adjusted:
Noninterest expense (GAAP)	C	$867	$827	$811	$810	$798	$40	5%	$69	9%	$2,505	$2,449	$56	2%
Less: Restructuring charges and special items		—	—	—	—	—	—	—	—	—	—	50	(50)	(100)
Less: Notable items		36	—	—	—	—	36	100	36	100	36	—	36	100

Noninterest expense, adjusted (non-GAAP)	D	$831	$827	$811	$810	$798	$4	—%	$33	4%	$2,469	$2,399	$70	3%

Pre-provision profit, adjusted:
Total revenue, adjusted (non-GAAP)		$1,313	$1,278	$1,234	$1,232	$1,209	$35	3%	$104	9%	$3,825	$3,592	$233	6%
Less: Noninterest expense, adjusted (non-GAAP)		831	827	811	810	798	4	—	33	4	2,469	2,399	70	3

Pre-provision profit, adjusted (non-GAAP)		$482	$451	$423	$422	$411	$31	7%	$71	17%	$1,356	$1,193	$163	14%

Income before income tax expense, adjusted:
Income before income tax expense (GAAP)		$427	$361	$332	$331	$335	$66	18%	$92	27%	$1,120	$932	$188	20%
Less: Income before income tax expense (benefit) related to restructuring charges and special items		—	—	—	—	—	—	—	—	—	—	(50)	50	100
Less: Income before income tax expense (benefit) related to notable items		31	—	—	—	—	31	100	31	100	31	—	31	100

Income before income tax expense, adjusted (non-GAAP)		$396	$361	$332	$331	$335	$35	10%	$61	18%	$1,089	$982	$107	11%

Income tax expense, adjusted:
Income tax expense (GAAP)		$130	$118	$109	$110	$115	$12	10%	$15	13%	$357	$313	$44	14%
Less: Income tax expense (benefit) related to restructuring charges and special items		—	—	—	—	—	—	—	—	—	—	(19)	19	100
Less: Income tax expense (benefit) related to notable items		12	—	—	—	—	12	100	12	100	12	—	12	100

Income tax expense, adjusted (non-GAAP)		$118	$118	$109	$110	$115	$—	—%	$3	3%	$345	$332	$13	4%

Net income, adjusted:
Net income (GAAP)	E	$297	$243	$223	$221	$220	$54	22%	$77	35%	$763	$619	$144	23%
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	—	—	—	—	—	—	—	—	31	(31)	(100)
Add: Notable items, net of income tax expense (benefit)		(19)	—	—	—	—	(19)	100	(19)	100	(19)	—	(19)	100

Net income, adjusted (non-GAAP)	F	$278	$243	$223	$221	$220	$35	14%	$58	26%	$744	$650	$94	14%

Net income available to common stockholders, adjusted:
Net income available to common stockholders (GAAP)	G	$290	$243	$216	$221	$213	$47	19%	$77	36%	$749	$612	$137	22%
Add: Restructuring charges and special items, net of income tax expense (benefit)		—	—	—	—	—	—	—	—	—	—	31	(31)	(100)
Add: Notable items, net of income tax expense (benefit)		(19)	—	—	—	—	(19)	100	(19)	100	(19)	—	(19)	100

Net income available to common stockholders, adjusted (non-GAAP)	H	$271	$243	$216	$221	$213	$28	12%	$58	27%	$730	$643	$87	14%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

Adjusted - excluding restructuring charges, special items and/or notable items

(dollars in millions, except per-share data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
							3Q16 Change								2016 Change
		3Q16	2Q16	1Q16	4Q15	3Q15	2Q16			3Q15			2016	2015	2015
							$/bps		%	$/bps		%			$/bps		%
Operating leverage:
Total revenue (GAAP)	A	$1,380	$1,278	$1,234	$1,232	$1,209	$102		7.98%	$171		14.14%	$3,892	$3,592	$300		8.35%
Less: Noninterest expense (GAAP)	C	867	827	811	810	798	40		4.84	69		8.65	2,505	2,449	56		2.29

Operating leverage									3.14%			5.49%					6.06%

Operating leverage, adjusted:
Total revenue, adjusted (non-GAAP)	B	$1,313	$1,278	$1,234	$1,232	$1,209	$35		2.74%	$104		8.60%	$3,825	$3,592	$233		6.49%
Less: Noninterest expense, adjusted (non-GAAP)	D	831	827	811	810	798	4		0.48	33		4.14	2,469	2,399	70		2.92

Operating leverage, adjusted (non-GAAP)									2.26%			4.46%					3.57%

Return on average common equity and return on average common equity, adjusted:
Average common equity (GAAP)	I	$19,810	$19,768	$19,567	$19,359	$19,261	$42		—%	$549		3%	$19,715	$19,352	$363		2%
Return on average common equity	G/I	5.82%	4.94%	4.45%	4.51%	4.40%	88	bps		142	bps		5.08%	4.23%	85	bps
Return on average common equity, adjusted (non-GAAP)	H/I	5.44	4.94	4.45	4.51	4.40	50	bps		104	bps		4.95	4.45	50	bps
Return on average tangible common equity and return on average tangible common equity, adjusted:
Average common equity (GAAP)	I	$19,810	$19,768	$19,567	$19,359	$19,261	$42		—%	$549		3%	$19,715	$19,352	$363		2%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—	6,876	6,876	—		—
Less: Average other intangibles (GAAP)		1	2	3	3	4	(1)		(50)	(3)		(75)	2	5	(3)		(60)
Add: Average deferred tax liabilities related to goodwill (GAAP)		509	496	481	468	453	13		3	56		12	495	438	57		13

Average tangible common equity	J	$13,442	$13,386	$13,169	$12,948	$12,834	$56		—%	$608		5%	$13,332	$12,909	$423		3%

Return on average tangible common equity	G/J	8.58%	7.30%	6.61%	6.75%	6.60%	128	bps		198	bps		7.51%	6.34%	117	bps
Return on average tangible common equity, adjusted (non-GAAP)	H/J	8.02	7.30	6.61	6.75	6.60	72	bps		142	bps		7.32	6.67	65	bps
Return on average total assets and return on average total assets, adjusted:
Average total assets (GAAP)	K	$144,399	$142,179	$138,780	$136,298	$135,103	$2,220		2%	$9,296		7%	$141,795	$134,655	$7,140		5%
Return on average total assets	E/K	0.82%	0.69%	0.65%	0.64%	0.65%	13	bps		17	bps		0.72%	0.62%	10	bps
Return on average total assets, adjusted (non-GAAP)	F/K	0.77	0.69	0.65	0.64	0.65	8	bps		12	bps		0.70	0.65	5	bps
Return on average total tangible assets and return on average total tangible assets, adjusted:
Average total assets (GAAP)	K	$144,399	$142,179	$138,780	$136,298	$135,103	$2,220		2%	$9,296		7%	$141,795	$134,655	$7,140		5%
Less: Average goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—	6,876	6,876	—		—
Less: Average other intangibles (GAAP)		1	2	3	3	4	(1)		(50)	(3)		(75)	2	5	(3)		(60)
Add: Average deferred tax liabilities related to goodwill (GAAP)		509	496	481	468	453	13		3	56		12	495	438	57		13

Average tangible assets	L	$138,031	$135,797	$132,382	$129,887	$128,676	$2,234		2%	$9,355		7%	$135,412	$128,212	$7,200		6%

Return on average total tangible assets	E/L	0.86%	0.72%	0.68%	0.67%	0.68%	14	bps		18	bps		0.75%	0.65%	10	bps
Return on average total tangible assets, adjusted (non-GAAP)	F/L	0.80	0.72	0.68	0.67	0.68	8	bps		12	bps		0.73	0.68	5	bps

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

Adjusted - excluding restructuring charges, special items and/or notable items

(dollars in millions, except per-share data)

		QUARTERLY TRENDS											FOR THE NINE MONTHS ENDED SEPT 30,
							3Q16 Change								2016 Change
		3Q16	2Q16	1Q16	4Q15	3Q15	2Q16			3Q15			2016	2015	2015
							$/bps		%	$/bps		%			$/bps		%
Efficiency ratio and efficiency ratio, adjusted:
Efficiency ratio	C/A	62.88%	64.71%	65.66%	65.76%	66.02%	(183	) bps		(314	) bps		64.36%	68.17%	(381	) bps
Efficiency ratio, adjusted (non-GAAP)	D/B	63.31	64.71	65.66	65.76	66.02	(140	) bps		(271	) bps		64.54	66.78	(224	) bps
Tangible book value per common share:
Common shares - at end of period (GAAP)	M	518,148,345	529,094,976	528,933,727	527,774,428	527,636,510	(10,946,631)		(2%)	(9,488,165)		(2%)	518,148,345	527,636,510	(9,488,165)		(2%)
Common stockholders’ equity (GAAP)		$19,934	$19,979	$19,718	$19,399	$19,353	($45)		—	$581		3	$19,934	$19,353	$581		3
Less: Goodwill (GAAP)		6,876	6,876	6,876	6,876	6,876	—		—	—		—	6,876	6,876	—		—
Less: Other intangible assets (GAAP)		1	2	3	3	3	(1)		(50)	(2)		(67)	1	3	(2)		(67)
Add: Deferred tax liabilities related to goodwill (GAAP)		519	507	494	480	465	12		2	54		12	519	465	54		12

Tangible common equity	N	$13,576	$13,608	$13,333	$13,000	$12,939	($32)		—%	$637		5%	$13,576	$12,939	$637		5%

Tangible book value per common share	N/M	$26.20	$25.72	$25.21	$24.63	$24.52	$0.48		2%	$1.68		7%	$26.20	$24.52	$1.68		7%
Net income per average common share - basic and diluted, adjusted:
Average common shares outstanding - basic (GAAP)	O	519,458,976	528,968,330	528,070,648	527,648,630	530,985,255	(9,509,354)		(2%)	(11,526,279)		(2%)	525,477,273	538,279,222	(12,801,949)		(2%)
Average common shares outstanding - diluted (GAAP)	P	521,122,466	530,365,203	530,446,188	530,275,673	533,398,158	(9,242,737)		(2)	(12,275,692)		(2)	527,261,384	540,926,361	(13,664,977)		(3)
Net income available to common stockholders (GAAP)	G	$290	$243	$216	$221	$213	$47		19	$77		36	$749	$612	$137		22
Net income per average common share - basic (GAAP)	G/O	0.56	0.46	0.41	0.42	0.40	0.10		22	0.16		40	1.43	1.14	0.29		25
Net income per average common share - diluted (GAAP)	G/P	0.56	0.46	0.41	0.42	0.40	0.10		22	0.16		40	1.42	1.13	0.29		26
Net income available to common stockholders, adjusted (non-GAAP)	H	271	243	216	221	213	28		12	58		27	730	643	87		14
Net income per average common share - basic, adjusted (non-GAAP)	H/O	0.52	0.46	0.41	0.42	0.40	0.06		13	0.12		30	1.39	1.20	0.19		16
Net income per average common share - diluted, adjusted (non-GAAP)	H/P	0.52	0.46	0.41	0.42	0.40	0.06		13	0.12		30	1.39	1.19	0.20		17
Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]:
Common equity tier 1 (regulatory)		$13,763	$13,768	$13,570	$13,389	$13,200
Less: Change in DTA and other threshold deductions (GAAP)		—	1	1	2	2

Pro forma Basel III fully phased-in common equity tier 1	Q	$13,763	$13,767	$13,569	$13,387	$13,198

Risk-weighted assets (regulatory general risk weight approach)		$121,612	$119,492	$116,591	$114,084	$112,277
Add: Net change in credit and other risk-weighted assets (regulatory)		228	228	232	244	243

Pro forma Basel III standardized approach risk-weighted assets	R	$121,840	$119,720	$116,823	$114,328	$112,520

Pro forma Basel III fully phased-in common equity tier 1 capital ratio[1]	Q/R	11.3%	11.5%	11.6%	11.7%	11.7%

[1]	Basel III ratios assume certain definitions impacting qualifying Basel III capital, which otherwise will phase in through 2019, are fully phased-in. Ratios also reflect the required US Standardized methodology for calculating RWAs, effective January 1, 2015.

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS (CONTINUED)

Adjusted - excluding restructuring charges, special items and/or notable items

(dollars in millions, except per-share data)

	QUARTERLY TRENDS									FOR THE NINE MONTHS ENDED SEPT 30,
						3Q16 Change						2016 Change
	3Q16	2Q16	1Q16	4Q15	3Q15	2Q16		3Q15		2016	2015	2015
						$	%	$	%			$	%
Other income, adjusted
Other income (GAAP)	$90	$18	$16	$23	$30	$72	NM	$60	200%	$124	$71	$53	75%
Less: Special items	—	—	—	—	—	—	—	—	—	—	—	—	—
Less: Notable items	67	—	—	—	—	67	100	67	100	67	—	67	100

Other income, adjusted (non-GAAP)	$23	$18	$16	$23	$30	$5	28%	($7)	(23%)	$57	$71	($14)	(20%)

Salaries and employee benefits, adjusted:
Salaries and employee benefits (GAAP)	$432	$432	$425	$402	$404	$—	—%	$28	7%	$1,289	$1,234	$55	4%
Less: Restructuring charges and special items	—	—	—	(2)	—	—	—	—	—	—	5	(5)	(100)
Less: Notable items	11	—	—	—	—	11	100	11	100	11	—	11	100

Salaries and employee benefits, adjusted (non-GAAP)	$421	$432	$425	$404	$404	($11)	(3%)	$17	4%	$1,278	$1,229	$49	4%

Outside services, adjusted:
Outside services (GAAP)	$102	$86	$91	$104	$89	$16	19%	$13	15%	$279	$267	$12	4%
Less: Restructuring charges and special items	—	—	—	2	—	—	—	—	—	—	24	(24)	(100)
Less: Notable items	8	—	—	—	—	8	100	8	100	8	—	8	100

Outside services, adjusted (non-GAAP)	$94	$86	$91	$102	$89	$8	9%	$5	6%	$271	$243	$28	12%

Occupancy, adjusted:
Occupancy (GAAP)	$78	$76	$76	$74	$75	$2	3%	$3	4%	$230	$245	($15)	(6%)
Less: Restructuring charges and special items	—	—	—	—	—	—	—	—	—	—	17	(17)	(100)
Less: Notable items	—	—	—	—	—	—	—	—	—	—	—	—	—

Occupancy, adjusted (non-GAAP)	$78	$76	$76	$74	$75	$2	3%	$3	4%	$230	$228	$2	1%

Equipment expense, adjusted:
Equipment expense (GAAP)	$65	$64	$65	$67	$62	$1	2%	$3	5%	$194	$190	$4	2%
Less: Restructuring charges and special items	—	—	—	—	—	—	—	—	—	—	1	(1)	(100)
Less: Notable items	—	—	—	—	—	—	—	—	—	—	—	—	—

Equipment expense, adjusted (non-GAAP)	$65	$64	$65	$67	$62	$1	2%	$3	5%	$194	$189	$5	3%

Amortization of software, adjusted:
Amortization of software (GAAP)	$46	$41	$39	$38	$35	$5	12%	$11	31%	$126	$108	$18	17%
Less: Restructuring charges and special items	—	—	—	—	—	—	—	—	—	—	—	—	—
Less: Notable items	3	—	—	—	—	3	100	3	100	3	—	3	100

Amortization of software, adjusted (non-GAAP)	$43	$41	$39	$38	$35	$2	5%	$8	23%	$123	$108	$15	14%

Other operating expense, adjusted:
Other operating expense (GAAP)	$144	$128	$115	$125	$133	$16	13%	$11	8%	$387	$405	($18)	(4%)
Less: Restructuring charges and special items	—	—	—	—	—	—	—	—	—	—	3	(3)	(100)
Less: Notable items	14	—	—	—	—	14	100	14	100	14	—	14	100

Other operating expense, adjusted (non-GAAP)	$130	$128	$115	$125	$133	$2	2%	($3)	(2%)	$373	$402	($29)	(7%)

Restructuring charges, special expense items and notable expense items include:
Restructuring charges	$—	$—	$—	$—	$—	$—	—%	$—	—%	$—	$26	($26)	(100)%
Special items	—	—	—	—	—	—	—	—	—	—	24	(24)	(100)
Notable items	36	—	—	—	—	36	100	36	100	36	—	36	100

Restructuring charges, special expense items and notable expense items	$36	$—	$—	$—	$—	$36	100%	$36	100%	$36	$50	($14)	(28%)

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS

(dollars in millions)

		THREE MONTHS ENDED SEPT 30,				THREE MONTHS ENDED JUNE 30,				THREE MONTHS ENDED MAR 31,
		2016				2016				2016
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (GAAP)	A	$92	$162	$43	$297	$90	$164	($11)	$243	$71	$133	$19	$223
Less: Preferred stock dividends		—	—	7	7	—	—	—	—	—	—	7	7

Net income available to common stockholders	B	$92	$162	$36	$290	$90	$164	($11)	$243	$71	$133	$12	$216

Return on average tangible common equity:
Average common equity (GAAP)		$5,190	$5,172	$9,448	$19,810	$5,110	$5,040	$9,618	$19,768	$5,089	$4,790	$9,688	$19,567
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	1	1	—	—	2	2	—	—	3	3
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	509	509	—	—	496	496	—	—	481	481

Average tangible common equity	C	$5,190	$5,172	$3,080	$13,442	$5,110	$5,040	$3,236	$13,386	$5,089	$4,790	$3,290	$13,169

Return on average tangible common equity	B/C	7.04%	12.50%	NM	8.58%	7.09%	13.04%	NM	7.30%	5.59%	11.19%	NM	6.61%
Return on average total tangible assets:
Average total assets (GAAP)		$56,689	$47,902	$39,808	$144,399	$55,660	$47,388	$39,131	$142,179	$55,116	$45,304	$38,360	$138,780
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	1	1	—	—	2	2	—	—	3	3
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	509	509	—	—	496	496	—	—	481	481

Average tangible assets	D	$56,689	$47,902	$33,440	$138,031	$55,660	$47,388	$32,749	$135,797	$55,116	$45,304	$31,962	$132,382

Return on average total tangible assets	A/D	0.64%	1.35%	NM	0.86%	0.65%	1.39%	NM	0.72%	0.52%	1.18%	NM	0.68%
Efficiency ratio:
Noninterest expense (GAAP)	E	$650	$181	$36	$867	$632	$186	$9	$827	$616	$187	$8	$811
Net interest income (GAAP)		621	327	(3)	945	602	314	7	923	581	300	23	904
Noninterest income (GAAP)		229	123	83	435	219	122	14	355	208	99	23	330

Total revenue (GAAP)	F	$850	$450	$80	$1,380	$821	$436	$21	$1,278	$789	$399	$46	$1,234

Efficiency ratio	E/F	76.46%	40.21%	NM	62.88%	76.98%	42.88%	NM	64.71%	78.08%	46.74%	NM	65.66%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(dollars in millions)

		THREE MONTHS ENDED DEC 31,				THREE MONTHS ENDED SEPT 30,
		2015				2015
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$67	$152	$2	$221	$68	$145	$7	$220
Less: Preferred stock dividends		—	—	—	—	—	—	7	7

Net income available to common stockholders	B	$67	$152	$2	$221	$68	$145	$—	$213

Return on average tangible common equity:
Average common equity (GAAP)		$4,831	$4,787	$9,741	$19,359	$4,791	$4,722	$9,748	$19,261
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	3	3	—	—	4	4
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	468	468	—	—	453	453

Average tangible common equity	C	$4,831	$4,787	$3,330	$12,948	$4,791	$4,722	$3,321	$12,834

Return on average tangible common equity	B/C	5.50%	12.57%	NM	6.75%	5.67%	12.24%	NM	6.60%
Return on average total tangible assets:
Average total assets (GAAP)		$54,065	$43,835	$38,398	$136,298	$53,206	$43,113	$38,784	$135,103
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	3	3	—	—	4	4
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	468	468	—	—	453	453

Average tangible assets	D	$54,065	$43,835	$31,987	$129,887	$53,206	$43,113	$32,357	$128,676

Return on average total tangible assets	A/D	0.49%	1.37%	NM	0.67%	0.51%	1.34%	NM	0.68%
Efficiency ratio:
Noninterest expense (GAAP)	E	$624	$180	$6	$810	$623	$175	$—	$798
Net interest income (GAAP)		565	301	4	870	556	299	1	856
Noninterest income (GAAP)		226	107	29	362	235	100	18	353

Total revenue (GAAP)	F	$791	$408	$33	$1,232	$791	$399	$19	$1,209

Efficiency ratio	E/F	78.85%	44.02%	NM	65.76%	78.72%	43.75%	NM	66.02%

KEY PERFORMANCE METRICS, NON-GAAP FINANCIAL MEASURES AND RECONCILIATIONS - SEGMENTS (CONTINUED)

(dollars in millions)

		FOR THE NINE MONTHS ENDED SEPT 30,
		2016				2015
		Consumer Banking	Commercial Banking	Other	Consolidated	Consumer Banking	Commercial Banking	Other	Consolidated
Net income available to common stockholders:
Net income (loss) (GAAP)	A	$253	$459	$51	$763	$195	$427	($3)	$619
Less: Preferred stock dividends		—	—	14	14	—	—	7	7

Net income available to common stockholders	B	$253	$459	$37	$749	$195	$427	($10)	$612

Return on average tangible common equity:
Average common equity (GAAP)		$5,130	$5,001	$9,584	$19,715	$4,708	$4,625	$10,019	$19,352
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	2	2	—	—	5	5
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	495	495	—	—	438	438

Average tangible common equity	C	$5,130	$5,001	$3,201	$13,332	$4,708	$4,625	$3,576	$12,909

Return on average tangible common equity	B/C	6.58%	12.27%	NM	7.51%	5.55%	12.35%	NM	6.34%
Return on average total tangible assets:
Average total assets (GAAP)		$55,825	$46,869	$39,101	$141,795	$52,438	$42,451	$39,766	$134,655
Less: Average goodwill (GAAP)		—	—	6,876	6,876	—	—	6,876	6,876
Average other intangibles (GAAP)		—	—	2	2	—	—	5	5
Add: Average deferred tax liabilities related to goodwill (GAAP)		—	—	495	495	—	—	438	438

Average tangible assets	D	$55,825	$46,869	$32,718	$135,412	$52,438	$42,451	$33,323	$128,212

Return on average total tangible assets	A/D	0.60%	1.31%	NM	0.75%	0.50%	1.35%	NM	0.65%
Efficiency ratio:
Noninterest expense (GAAP)	E	$1,898	$554	$53	$2,505	$1,832	$529	$88	$2,449
Net interest income (GAAP)		1,804	941	27	2,772	1,633	861	38	2,532
Noninterest income (GAAP)		656	344	120	1,120	684	308	68	1,060

Total revenue (GAAP)	F	$2,460	$1,285	$147	$3,892	$2,317	$1,169	$106	$3,592

Efficiency ratio	E/F	77.15%	43.15%	NM	64.36%	79.07%	45.26%	NM	68.17%

FORWARD-LOOKING STATEMENTS

This document contains forward-looking statements within the Private Securities Litigation Reform Act of 1995. Statements regarding potential future share repurchases and future dividends are forward-looking statements. Also, any statement that does not describe historical or current facts is a forward-looking statement. These statements often include the words “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “goals,” “targets,” “initiatives,” “potentially,” “probably,” “projects,” “outlook” or similar expressions or future conditional verbs such as “may,” “will,” “should,” “would,” and “could.”

Forward-looking statements are based upon the current beliefs and expectations of management, and on information currently available to management. Our statements speak as of the date hereof, and we do not assume any obligation to update these statements or to update the reasons why actual results could differ from those contained in such statements in light of new information or future events. We caution you, therefore, against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation:

•	negative economic conditions that adversely affect the general economy, housing prices, the job market, consumer confidence and spending habits which may affect, among other things, the level of nonperforming assets, charge-offs and provision expense;

•	the rate of growth in the economy and employment levels, as well as general business and economic conditions;

•	our ability to implement our strategic plan, including the cost savings and efficiency components, and achieve our indicative performance targets;

•	our ability to remedy regulatory deficiencies and meet supervisory requirements and expectations;

•	liabilities and business restrictions resulting from litigation and regulatory investigations;

•	our capital and liquidity requirements (including under regulatory capital standards, such as the Basel III capital standards) and our ability to generate capital internally or raise capital on favorable terms;

•	the effect of the current low interest rate environment or changes in interest rates on our net interest income, net interest margin and our mortgage originations, mortgage servicing rights and mortgages held for sale;

•	changes in interest rates and market liquidity, as well as the magnitude of such changes, which may reduce interest margins, impact funding sources and affect the ability to originate and distribute financial products in the primary and secondary markets;

•	the effect of changes in the level of checking or savings account deposits on our funding costs and net interest margin;

•	financial services reform and other current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including the Dodd-Frank Act and other legislation and regulation relating to bank products and services;

•	a failure in or breach of our operational or security systems or infrastructure, or those of our third party vendors or other service providers, including as a result of cyber attacks; and

•	management’s ability to identify and manage these and other risks.

In addition to the above factors, we also caution that the amount and timing of any future common stock dividends or share repurchases will depend on our financial condition, earnings, cash needs, regulatory constraints, capital requirements (including requirements of our subsidiaries), and any other factors that our Board of Directors deems relevant in making such a determination. Therefore, there can be no assurance that we will pay any dividends to holders of our common stock, or as to the amount of any such dividends.

More information about factors that could cause actual results to differ materially from those described in the forward-looking statements can be found under “Risk Factors” in Part I, Item 1A in our Annual Report on Form 10-K filed with the United States Securities and Exchange Commission on February 26, 2016.